Exhibit 10.36

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AIA® Document A141® – 2014

Standard Form of Agreement Between Owner and Design-Builder

AGREEMENT made as of the 3rd day of October in the year 2023
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name, legal status, address and other information)

Archer Aviation Operating Corp., a Delaware corporation
190 West Tasman Drive
San Jose, California 95134
Attn: Glen Burks

and the Design-Builder:
(Name, legal status, address and other information)

Evans General Contractors, LLC, a Georgia limited liability company
3050 Northwinds Parkway, Suite 200
Alpharetta, Georgia 30009
Attn: Jeff Tutman

for the following Project:
(Name, location and detailed description)

Project Jane
249 Williams Road
Covington, Georgia 30014

The Owner and Design-Builder agree as follows.

Reference herein to and use of the term "Owner" does not mean or imply that the party referred to is the fee title owner of the Project. Such term is part of the Standard Form of Agreement, and is mentioned for convenience, identification and reference, but does not define the party referred to or constitute a representation by the party so referenced. The fee title owners of the Project are the Newton County Industrial Development Authority, a public body, corporate and politic created and existing under the laws of the State of Georgia (the "**NCIDA**"), and the City of Covington, Georgia, and their lawful successors and assigns (collectively, the "**Fee Title Owners**").

ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An *Additions and Deletions Report* that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

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Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 2 TABLE OF ARTICLES 1 GENERAL PROVISIONS 2 COMPENSATION AND PROGRESS PAYMENTS 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT 4 DESIGN AND PRE-CONSTRUCTION PHASE 5 CONSTRUCTION PHASE 6 CHANGES IN THE WORK 7 OWNER’S RESPONSIBILITIES 8 TIME 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION 10 PROTECTION OF PERSONS AND PROPERTY 11 UNCOVERING AND CORRECTION OF WORK 12 COPYRIGHTS AND LICENSES 13 TERMINATION OR SUSPENSION 14 CLAIMS AND DISPUTE RESOLUTION 15 MISCELLANEOUS PROVISIONS 16 SCOPE OF THE AGREEMENT TABLE OF EXHIBITS A DESIGN-BUILD AMENDMENT The Design-Build Amendment referred to in this Agreement is being entered into simultaneously with the execution of this Agreement, and not in the future as may be implied by the standard form provisions hereof. B INSURANCE AND BONDS See further exhibits listed in Section 16.1. ARTICLE 1 GENERAL PROVISIONS § 1.1 Owner’s Criteria This Agreement is based on the Owner’s Criteria set forth in this Section 1.1. (Note the disposition for the following items by inserting the requested information or a statement such as "not applicable" or "unknown at time of execution." If the Owner intends to provide a set of design documents, and the requested information is contained in the design documents, identify the design documents and insert "see Owner’s design documents" where appropriate.) § 1.1.1 The Owner’s program for the Project: (Set forth the program, identify documentation in which the program is set forth, or state the manner in which the program will be developed.) See Exhibit H attached hereto Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 3 § 1.1.2 The Owner’s design requirements for the Project and related documentation: (Identify below, or in an attached exhibit, the documentation that contains the Owner’s design requirements, including any performance specifications for the Project.) See Exhibit H attached hereto § 1.1.3 The Project’s physical characteristics: (Identify or describe, if appropriate, size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.) See Exhibit D attached hereto § 1.1.4 The Owner’s anticipated Sustainable Objective for the Project, if any: (Identify the Owner’s Sustainable Objective for the Project such as Sustainability Certification, benefit to the environment, enhancement to the health and well-being of building occupants, or improvement of energy efficiency. If the Owner identifies a Sustainable Objective, incorporate AIA Document A141™–2014, Exhibit C, Sustainable Projects, into this Agreement to define the terms, conditions and Work related to the Owner’s Sustainable Objective.) N/A § 1.1.5 Incentive programs the Owner intends to pursue for the Project, including those related to the Sustainable Objective, and any deadlines for receiving the incentives that are dependent on, or related to, the Design-Builder’s services, are as follows: (Identify incentive programs the Owner intends to pursue for the Project and deadlines for submitting or applying for the incentive programs.) N/A § 1.1.6 The Owner’s budget for the Work to be provided by the Design-Builder is set forth below: (Provide total for Owner’s budget, and if known, a line item breakdown of costs.) [***] § 1.1.7 The Owner’s design and construction milestone dates: .1 Design phase milestone dates: .2 Submission of Design-Builder Proposal: .3 Phased completion dates: .4 Substantial Completion Date: .5 Other milestone dates: § 1.1.8 The Owner requires the Design-Builder to retain those engineers, architects, consultants and contractors necessary to design and construct and otherwise perform the Work required by this Agreement, including the following Architect, Consultants and Contractors, all at the Design-Builder’s cost: (List name, legal status, address and other information.) .1 Architect Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 4 Randall-Paulson Architects, Inc. 85-A Mill Street, Suite 200 Roswell, Georgia 30075 .2 Consultants Thomas & Hutton – Civil Engineering 2127 Usher Street, NW Covington, Georgia 30014 .3 Contractors Plateau Excavation, Inc. – Grading and Utilities 375 Lee Industrial Boulevard Austell, Georgia 30168 § 1.1.9 Additional Owner’s Criteria upon which the Agreement is based: (Identify special characteristics or needs of the Project not identified elsewhere, such as historic preservation requirements.) N/A § 1.1.10 The Design-Builder shall confirm that the information included in the Owner’s Criteria complies with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. § 1.1.10.1 If the Owner’s Criteria conflicts with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner of the conflict. If the Construction Documents produced by Design-Builder contain drawings or plans that conflict with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall resolve such conflicts so that they do comply. If any part of the Construction Documents was produced by the Owner or its consultants, then Design-Builder will notify Owner of any conflict between such part and applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. § 1.1.11 If there is a change in the Owner’s Criteria, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6. § 1.1.12 If the Owner and Design-Builder intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions. § 1.2 Project Team § 1.2.1 The Owner identifies the following representative in accordance with Section 7.1.1: (List name, address and other information.) Glen Burks Email: and § 1.2.2 The persons or entities, in addition to the Owner’s representative, who are required to review the Design-Builder’s Submittals are as follows: (List name, address and other information.) N/A § 1.2.3 Any consultants or separate contractors that the Owner will retain shall be identified to Design-Builder in writing, at the time of such engagement. Owner is not required to engage any such consultants or separate contractors. (List discipline, scope of work, and, if known, identify by name and address.) Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 5 N/A § 1.2.4 The Design-Builder identifies the following representative in accordance with Section 3.1.2: (List name, address and other information.) Jeff Tutman 3050 Northwinds Parkway Suite 200 Alpharetta, Georgia 30009 Email: Cell: § 1.2.5 Neither the Owner’s nor the Design-Builder’s representative shall be changed without [***] days’ written notice to the other party. § 1.3 Binding Dispute Resolution For any Claim, the method of binding dispute resolution shall be the following: (Check the appropriate box. If the Owner and Design-Builder do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.) [ X ] Arbitration pursuant to Section 14.4 [ ] Litigation in a court of competent jurisdiction [ ] Other: (Specify) § 1.4 Definitions § 1.4.1 Design-Build Documents. The Design-Build Documents consist of this Agreement between Owner and Design-Builder and its attached Exhibits, including the Design-Build Amendment and Design-Builder’s Assumptions and Clarifications attached hereto as Exhibit E (hereinafter, the "Agreement"); other documents listed in this Agreement; and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, including the Design-Build Amendment, (2) a Change Order, or (3) a Change Directive. The Design-Build Documents are intended to be complementary and interpreted in harmony so as to avoid conflict, with words and phrases interpreted in a manner consistent with construction and design industry standards. In the event any inconsistencies, conflicts, or ambiguities between or among the Design-Build Documents are discovered after execution of the Agreement, the Design-Builder and Owner shall attempt to resolve any ambiguity, conflict or inconsistency informally, recognizing that the Design-Build Documents shall take precedence in the following order: first to Modifications, then to the Design-Build Amendment (with the Design-Builder’s Assumptions and Clarifications taking priority over any other portion of the Design-Build Amendment and attachments thereto, but only to the extent the Design-Builder’s Assumptions and Clarifications define and limit Design-Builder’s scope of Work), then to this Agreement, and then to the Drawings and Specifications. § 1.4.2 The Contract. The Design-Build Documents form the Contract. The Contract represents the entire and integrated agreement between the parties and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Design-Build Documents shall not be construed to create a contractual relationship of any kind between any persons or entities other than the Owner and the Design-Builder. § 1.4.3 The Work. The term "Work" means the design, construction and related services required to fulfill the Design-Builder’s obligations under the Design-Build Documents, whether completed or partially completed, and Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 6 includes all labor, materials, equipment and services provided or to be provided by the Design-Builder. The Work may constitute the whole or a part of the Project. The Work includes the design and construction of an aircraft manufacturing facility located at 249 Williams Road in Covington, Georgia 30314 and more particularly described on Exhibit D attached hereto, such initial facility consisting of two buildings: a "flight building" and an "assembly building". Design-Builder acknowledges that it has examined and is generally familiar with the premises upon which the Work is to be performed and knows the location of the premises, any difficulties attending the execution of the Work, the general and local labor conditions, and the government regulations relating to construction of the Work. Design-Builder acknowledges that prior to execution of this Agreement, the Architect prepared certain designs, drawings and plans for the Project, including the Construction Documents (as may have been revised, the "Existing Plans"). Design-Builder has carefully reviewed the Existing Plans, and such Exhibit Plans are deemed to be produced by or through the Design-Builder under this Agreement. Owner makes no representation, warranty or guarantee, either express or implied, as to the Existing Plans. Design-Builder further acknowledges that certain services and work relating to the Project were performed by Plateau Excavation, Inc., including but not limited to clearing, grading and balancing work at the Project site, prior to execution of this Agreement (the "Prior Work"). With respect to such Prior Work, while Design-Builder does not warrant such Prior Work (except as provided in the last sentence below), Design-Builder has, to the extent reasonably discoverable from a visual inspection as of August 19, 2023, reviewed such Prior Work, considered it in context of the GMP and agrees that such Prior Work, based upon the limited visual inspection, appears sufficient and acceptable to the extent reasonably discoverable, for Design-Builder to proceed with its Work. Notwithstanding anything to the contrary elsewhere in the Design-Build Documents, as to Prior Work performed on or after August 19, 2023, such Prior Work shall be considered a part of the Work performed under this Agreement for which Design-Builder is responsible. § 1.4.4 The Project. The Project is the total design and construction of which the Work performed under the Design-Build Documents may be the whole or a part, and may include design and construction by the Owner and by separate contractors. § 1.4.5 Instruments of Service. Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Design-Builder, Contractor(s), Architect, and Consultant(s) under their respective agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, digital models and other similar materials. § 1.4.6 Submittal. A Submittal is any submission to the Owner for review and approval demonstrating how the Design-Builder proposes to conform to the Design-Build Documents for those portions of the Work for which the Design-Build Documents require Submittals. Submittals include, but are not limited to, shop drawings, product data, and samples. Submittals are not Design-Build Documents unless incorporated into a Modification. § 1.4.7 Owner. The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term "Owner" means the Owner or the Owner’s authorized representative. § 1.4.8 Design-Builder. The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term "Design-Builder" means the Design-Builder or the Design-Builder’s authorized representative. § 1.4.9 Consultant. A Consultant is a person or entity providing professional services for the Design-Builder for all or a portion of the Work, and is referred to throughout the Design-Build Documents as if singular in number. To the extent required by the relevant jurisdiction, the Consultant shall be lawfully licensed to provide the required professional services. § 1.4.10 Architect. The Architect is a person or entity providing design services for the Design-Builder for all or a portion of the Work, and is lawfully licensed to practice architecture in the applicable jurisdiction. The Architect is referred to throughout the Design-Build Documents as if singular in number. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 7 § 1.4.11 Contractor. A Contractor is a person or entity performing all or a portion of the construction, required in connection with the Work, for the Design-Builder. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor. § 1.4.12 Confidential Information. Confidential Information is information containing confidential or business proprietary information that is clearly marked as "confidential." § 1.4.13 Contract Time. Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, as set forth in the Design-Build Amendment for Substantial Completion of the Work. § 1.4.14 Day. The term "day" as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined. § 1.4.15 Contract Sum. The Contract Sum is the amount to be paid to the Design-Builder for performance of the Work after execution of the Design-Build Amendment, as identified in Article A.1 of the Design-Build Amendment. ARTICLE 2 COMPENSATION AND PROGRESS PAYMENTS § 2.1 Compensation for Work Performed Prior To Execution of Design-Build Amendment (Paragraphs deleted) The Design-Build Amendment will be executed and entered into contemporaneously with this Agreement. Payments for the Design-Builder’s performance of the Work are set forth in the Design-Build Amendment. § 2.2 Contract Sum and Payment for Work Performed After Execution of Design-Build Amendment For the Design-Builder’s performance of the Work, the Owner shall pay to the Design-Builder the Contract Sum in current funds as agreed in the Design-Build Amendment and as provided in this Agreement. § 2.2.1 Amounts properly due and owing but remaining unpaid thirty (30) days after the payment due date pursuant to the Design-Build Documents, and not otherwise in good faith dispute, shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Design-Builder; provided that such interest shall not accrue unless Design-Builder has provided written notice to the Owner of nonpayment and allowed Owner at least a ten (10) day period to cure such nonpayment (without interest). Such cure period may run concurrently during the 30-day period stated in the first sentence above. (Insert rate of monthly or annual interest agreed upon.) [***] ARTICLE 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT § 3.1 General § 3.1.1 The Design-Builder shall comply with any applicable licensing requirements in the jurisdiction where the Project is located. § 3.1.2 The Design-Builder shall designate in writing a representative who is authorized to act on the Design-Builder’s behalf with respect to the Project. § 3.1.3 The Design-Builder shall perform the Work in accordance with the Design-Build Documents. The Design-Builder shall not be relieved of the obligation to perform the Work in accordance with the Design-Build Documents by the activities, tests, inspections or approvals of the Owner. § 3.1.3.1 The Design-Builder shall perform the Work in compliance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder performs Work knowing, or when in the exercise of due care and the proper performance of its obligations it would have known, it to be contrary to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 8 § 3.1.3.2 Neither the Design-Builder nor any Contractor, Consultant, or Architect shall be obligated to perform any act which they believe will violate any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder determines that implementation of any instruction received from the Owner, including those in the Owner’s Criteria, would cause a violation of any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner in writing. Upon verification by the Owner that a change to the Owner’s Criteria is required to remedy the violation, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6. § 3.1.4 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect, Consultants, Contractors, and their agents and employees, and other persons or entities performing portions of the Work. § 3.1.5 General Consultation. The Design-Builder shall schedule and conduct periodic meetings with the Owner to review matters such as procedures, progress, coordination, and scheduling of the Work. § 3.1.6 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through qualified, licensed professionals. The parties hereto agree that upon a termination of this Agreement by Owner for cause, all contracts held by Design-Builder with its subcontractors and sub-consultants shall be assignable to Owner at Owner’s request, and will be assigned to Owner when so requested. § 3.1.7 The Design-Builder, with the assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project. § 3.1.8 Progress Reports § 3.1.8.1 The Design-Builder shall keep the Owner informed of the progress and quality of the Work. On a monthly basis, or otherwise as required by the Owner, the Design-Builder shall submit written progress reports to the Owner, showing estimated percentages of completion and other information identified below: .1 Work completed for the period; .2 Project schedule status; .3 Submittal schedule and status report, including a summary of outstanding Submittals; .4 Responses to requests for information to be provided by the Owner; .5 Approved Change Orders and Change Directives; .6 Pending Change Order and Change Directive status reports; .7 Tests and inspection reports; .8 Status report of Work rejected by the Owner; .9 Status of Claims previously submitted in accordance with Article 14; .10 Cumulative total of the Cost of the Work to date including the Design-Builder’s compensation; .11 Current Project cash-flow and forecast reports; and .12 Additional information as agreed to by the Owner and Design-Builder. § 3.1.8.2 In addition, the Design-Builder shall include the following additional information in its progress reports: .1 (Paragraphs deleted) Cost summary, comparing actual costs to updated cost estimates. § 3.1.8.3 In addition, promptly upon request by the Owner, and provided the request is reasonable, the Design-Builder shall provide information needed by the Owner to apply for tax credits, incentives and rebates. § 3.1.9 Design-Builder’s Schedules § 3.1.9.1 Attached hereto as Exhibit F is the initial schedule for the Work. The schedule, including the time required for design and construction, shall not exceed time limits current under the Design-Build Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work, and shall include allowances for periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project. The schedule shall be a critical path method and reflect and include the design and construction milestones set forth in Section 1.1.7 hereof and/or in the Design-Build Amendment. Such schedule shall be updated monthly and subject to the approval of Owner. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 9 § 3.1.9.2 The Design-Builder shall perform the Work in general accordance with the most recent schedules submitted to and approved by the Owner. § 3.1.10 Certifications. Upon the Owner’s written request, the Design-Builder shall obtain from the Architect, Consultants, and Contractors, and furnish to the Owner, certifications with respect to the documents and services provided by the Architect, Consultants, and Contractors (a) that, to the best of their knowledge, information and belief, the documents or services to which the certifications relate (i) are consistent with the Design-Build Documents, except to the extent specifically identified in the certificate, and (ii) comply with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in the certifications. The Design-Builder’s Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. § 3.1.11 Design-Builder’s Submittals § 3.1.11.1 Prior to submission of any Submittals, the Design-Builder shall prepare a Submittal schedule, and shall submit the schedule for the Owner’s approval. The Owner’s approval shall not unreasonably be delayed or withheld. The Submittal schedule shall (1) be coordinated with the Design-Builder’s schedule provided in Section 3.1.9.1, (2) allow the Owner reasonable time to review Submittals, and (3) be periodically updated to reflect the progress of the Work. If the Design-Builder fails to submit a Submittal schedule, the Design-Builder shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of Submittals. § 3.1.11.2 By providing Submittals the Design-Builder represents to the Owner that it has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so and (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Design-Build Documents. § 3.1.11.3 The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require Submittals until the Owner has approved the respective Submittal. § 3.1.11.4 The Work shall be in accordance with approved Submittals except that the Design-Builder shall not be relieved of its responsibility to perform the Work consistent with the requirements of the Design-Build Documents. The Work may deviate from the Design-Build Documents only if the Design-Builder has notified the Owner in writing of a deviation from the Design-Build Documents at the time of the Submittal and a Modification is executed authorizing the identified deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in Submittals by the Owner’s approval of the Submittals. § 3.1.11.5 All professional design services or certifications to be provided by the Design-Builder, including all drawings, calculations, specifications, certifications, shop drawings and other Submittals, shall contain the signature and seal of the licensed design professional preparing them. Submittals related to the Work designed or certified by the licensed design professionals, if prepared by others, shall bear the licensed design professional’s written approval. The Owner and its consultants shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals. § 3.1.12 Warranty. The Design-Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Design-Build Documents require or permit otherwise. The Design-Builder further warrants that the Work will conform to the requirements of the Design-Build Documents, that the design services will be consistent with the applicable professional standard of care and that the construction will be free from defects. Work, materials, or equipment not conforming to these requirements may be considered defective. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. The provisions of this section shall survive completion or earlier termination of this Agreement; however, notwithstanding the foregoing or any other term in the Contract to the contrary, if Design-Builder has terminated the Contract for cause pursuant to Section 13.2.1.1 as a result of (a) Owner’s failure to make payment to Design-Builder of amounts properly due and owing and not in good faith dispute pursuant to the Design-Build Documents or (b) Owner’s failure to comply with Owner’s obligations under Section 7.2.7, Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 10 Design-Builder’s obligation to warranty the Work is limited to those items of the Work for which Design-Builder has received payment in full. § 3.1.13 Royalties, Patents and Copyrights § 3.1.13.1 The Design-Builder shall pay all royalties and license fees. § 3.1.13.2 The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and its separate contractors and consultants harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Owner, or where the copyright violations are required in the Owner’s Criteria. However, if the Design-Builder has reason to believe that the design, process or product required in the Owner’s Criteria is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless such information is promptly furnished to the Owner. If the Owner receives notice from a patent or copyright owner of an alleged violation of a patent or copyright, attributable to the Design-Builder, the Owner shall give prompt written notice to the Design-Builder. § 3.1.14 Indemnification § 3.1.14.1 TO THE FULLEST EXTENT PERMITTED BY LAW, THE DESIGN-BUILDER SHALL INDEMNIFY DEFEND AND HOLD HARMLESS THE OWNER, FEE TITLE OWNERS, LENDER INVOLVED IN THE PROJECT AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBSIDIARIES, AFFILIATES AND ASSIGNS (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST THIRD-PARTY CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES AND EXPENSES, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS’ FEES AND EXPENSES, TO THE PROPORTIONAL EXTENT (I) ARISING OUT OF OR RESULTING FROM PERFORMANCE OF THE WORK, (II) A BREACH OF THIS AGREEMENT BY DESIGN-BUILDER, OR (III) THE NEGLIGENT ACTS OR OMISSIONS OF DESIGN-BUILDER, ARCHITECT, A CONSULTANT, A CONTRACTOR (OF ANY TIER) OR SUPPLIER, OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM OR ANYONE FOR WHOSE ACTS THEY MAY BE LIABLE, AND REGARDLESS OF WHETHER OR NOT CAUSED IN PART BY A PARTY INDEMNIFIED HEREUNDER (BUT NOT TO THE EXTENT OF AN INDEMNITEE’S NEGLIGENCE). SUCH OBLIGATION SHALL NOT BE CONSTRUED TO NEGATE, ABRIDGE, OR REDUCE OTHER RIGHTS OR OBLIGATIONS OF INDEMNITY THAT WOULD OTHERWISE EXIST AS TO A PARTY OR PERSON DESCRIBED IN THIS SECTION 3.1.14 OR WITH RESPECT TO A PARTY’S LIABILITY INSURANCE COVERAGE. AS TO DESIGN SERVICES HEREUNDER (ARCHITECTURAL, ENGINEERING OR LAND SURVEYING SERVICES), THE FOREGOING INDEMNITY SHALL BE LIMITED ONLY TO INDEMNIFICATION FOR DAMAGES, LOSSES, OR EXPENSES TO THE EXTENT CAUSED BY OR RESULTING FROM THE NEGLIGENCE, RECKLESSNESS, OR INTENTIONALLY WRONGFUL CONDUCT OF THE INDEMNITOR OR OTHER PERSONS EMPLOYED OR UTILIZED BY THE INDEMNITOR IN THE PERFORMANCE OF THE CONTRACT. THE FOREGOING INDEMNIFICATION OBLIGATIONS ARE INTENDED TO COMPLY WITH GEORGIA ANTI-INDEMNITY STATUTE. IF FOR ANY REASON THE FOREGOING PROVISIONS DO NOT COMPLY, THE PROVISIONS SHALL BE DEEMED MODIFIED TO THE EXTENT NECESSARY TO COMPLY WITH GEORGIA STATUTE. § 3.1.14.2 The indemnification obligation under this Section 3.1.14 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them, under workers’ compensation acts, disability benefit acts or other employee benefit acts. § 3.1.14.3 The foregoing obligation of indemnity shall survive the completion or termination of this Agreement, except to the extent of Design-Builder’s termination of the Contract for cause pursuant to Section 13.2.1.1 as a result of (a) Owner’s failure to make payment to Design-Builder of amounts properly due and owing and not in good faith dispute pursuant to the Design-Build Documents or (b) Owner’s failure to comply with Owner’s obligations under Section 7.2.7.. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 11 § 3.1.15 Contingent Assignment of Agreements § 3.1.15.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner, provided that .1 assignment is effective only after termination of the Contract by the Owner for cause, pursuant to Sections 13.1.4 or 13.2.2, and only for those agreements that the Owner accepts by written notification to the Design-Builder and the Architect, Consultants, and Contractors whose agreements are accepted for assignment; and .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract. When the Owner accepts the assignment of an agreement, the Owner assumes the Design-Builder’s rights under the agreement, and obligations arising thereafter as assignee. § 3.1.15.2 Upon such assignment, if the Work has been suspended for more than 30 days, the compensation under the assigned agreement shall be equitably adjusted for increases in cost resulting from the suspension. § 3.1.15.3 Upon such assignment to the Owner under this Section 3.1.15, the Owner may further assign the agreement to a successor design-builder or other entity. § 3.1.16 Design-Builder’s Insurance and Bonds. The Design-Builder shall purchase and maintain insurance and provide bonds as set forth in Exhibit B. Such insurance obligations shall survive completion or earlier termination of this Agreement. Owner, Fee Title Owners and its lender shall be additional insureds under the Design-Builder’s insurance policies. ARTICLE 4 DESIGN AND PRE-CONSTRUCTION PHASE § 4.0 The parties acknowledge that some of the steps outlined in this Article 4 have occurred prior to execution of this Agreement, and the Design-Builder shall proceed as provided in Article 5 hereof. Notwithstanding anything herein to the contrary, the Design-Build Amendment establishes the Contract Sum and the Guaranteed Maximum Price, neither of which shall be affected by anything in this Article 4 except in the event of a material change in the scope of the Work and the parties hereto execute a Modification. § 4.1 General § 4.1.1 Any information submitted by the Design-Builder, and any interim decisions made by the Owner, shall be for the purpose of facilitating the design process and shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification. § 4.1.2 The Design-Builder shall advise the Owner on proposed site use and improvements, selection of materials, and building systems and equipment. The Design-Builder shall also provide the Owner with recommendations, consistent with the Owner’s Criteria, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions. § 4.2 Evaluation of the Owner’s Criteria § 4.2.1 The Design-Builder shall schedule and conduct meetings with the Owner and any other necessary individuals or entities to discuss and review the Owner’s Criteria as set forth in Section 1.1.The Design-Builder shall thereafter again meet with the Owner to discuss a preliminary evaluation of the Owner’s Criteria. The preliminary evaluation shall address possible alternative approaches to design and construction of the Project and include the Design-Builder’s recommendations, if any, with regard to accelerated or fast-track scheduling, procurement, or phased construction. The preliminary evaluation shall consider cost information, constructability, and procurement and construction scheduling issues. § 4.2.2 After the Design-Builder meets with the Owner and presents the preliminary evaluation, the Design-Builder shall provide a written report to the Owner, summarizing the Design-Builder’s evaluation of the Owner’s Criteria. The report shall also include .1 allocations of program functions, detailing each function and their square foot areas; .2 a preliminary estimate of the Cost of the Work, and, if necessary, recommendations to adjust the Owner’s Criteria to conform to the Owner’s budget; Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 12 .3 a preliminary schedule, which shall include proposed design milestones; dates for receiving additional information from, or for work to be completed by, the Owner; anticipated date for the Design-Builder’s Proposal; and dates of periodic design review sessions with the Owner; and .4 the following: (List additional information, if any, to be included in the Design-Builder’s written report.) § 4.2.3 The Owner shall review the Design-Builder’s written report and, if acceptable, provide the Design-Builder with written consent to proceed to the development of the Preliminary Design as described in Section 4.3. The consent to proceed shall not be understood to modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification. § 4.3 Preliminary Design § 4.3.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.2.3, the Design-Builder shall prepare and submit a Preliminary Design to the Owner. The Preliminary Design shall include a report identifying any deviations from the Owner’s Criteria, and shall include the following: .1 Confirmation of the allocations of program functions; .2 Site plan; .3 Building plans, sections and elevations; .4 Structural system; .5 Selections of major building systems, including but not limited to mechanical, electrical and plumbing systems; and .6 Outline specifications or sufficient drawing notes describing construction materials. The Preliminary Design may include some combination of physical study models, perspective sketches, or digital modeling. § 4.3.2 The Owner shall review the Preliminary Design and, if acceptable, provide the Design-Builder with written consent to proceed to development of the Design-Builder’s Proposal. The Preliminary Design shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification. § 4.4 Design-Builder’s Proposal § 4.4.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.3.2, the Design-Builder shall prepare and submit the Design-Builder’s Proposal to the Owner. The Design-Builder’s Proposal shall include the following: .1 A list of the Preliminary Design documents and other information, including the Design-Builder’s clarifications, assumptions and deviations from the Owner’s Criteria, upon which the Design-Builder’s Proposal is based; .2 The proposed Contract Sum, including the compensation method and, if based upon the Cost of the Work plus a fee, a written statement of estimated cost organized by trade categories, allowances, contingencies, Design-Builder’s Fee, and other items that comprise the Contract Sum; .3 The proposed date the Design-Builder shall achieve Substantial Completion; .4 An enumeration of any qualifications and exclusions, if applicable; .5 A list of the Design-Builder’s key personnel, Contractors and suppliers; and .6 The date on which the Design-Builder’s Proposal expires. § 4.4.2 Execution of the Design-Build Amendment shall constitute a representation by the Design-Builder that it has visited the site and become familiar with local conditions under which the Work is to be completed. § 4.4.3 If the Owner and Design-Builder agree on a proposal, the Owner and Design-Builder shall execute the Design-Build Amendment setting forth the terms of their agreement. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 13 ARTICLE 5 CONSTRUCTION PHASE § 5.1 Construction Documents § 5.1.1 Upon the execution of the Design-Build Amendment, the Design-Builder has already or shall prepare Construction Documents. The Construction Documents shall establish the quality levels of materials and systems required. The Construction Documents shall be consistent with the Design-Build Documents. § 5.1.2 The Design-Builder shall provide the Construction Documents to the Owner for the Owner’s information. If the Owner discovers any deviations between the Construction Documents and the Design-Build Documents, the Owner shall promptly notify the Design-Builder of such deviations in writing. The Construction Documents shall not modify the Design-Build Documents unless the Owner and Design-Builder execute a Modification. The failure of the Owner to discover any such deviations shall not relieve the Design-Builder of the obligation to perform the Work in accordance with the Design-Build Documents. § 5.2 Construction § 5.2.1 Commencement. Except as permitted in Section 5.2.2, construction shall not commence prior to execution of the Design-Build Amendment. Design-Builder shall cause a Notice of Commencement in form required by Georgia law to be filed with the clerk of the superior court in the county in which the Project is located, no later than fifteen (15) days after physical commencement of any Work at the Project. A copy of such Notice of Commencement shall be posted at the Project. Design-Builder shall comply with all aspects of Georgia statute related to the Notice of Commencement, including timely providing a copy to any required subcontractor, manufacturer, or supplier. § 5.2.2 If the Owner and Design-Builder agree in writing, construction may proceed prior to the execution of the Design-Build Amendment. However, such authorization shall not waive the Owner’s right to reject the Design-Builder’s Proposal. § 5.2.3 The Design-Builder shall supervise and direct the Work, using the Design-Builder’s best skill and attention. The Design-Builder shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under the Contract, unless the Design-Build Documents give other specific instructions concerning these matters. § 5.2.4 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work. § 5.3 Labor and Materials § 5.3.1 The Design-Builder shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services, necessary for proper execution and completion of the Work, whether temporary or permanent, and whether or not incorporated or to be incorporated in the Work. Notwithstanding the foregoing, utility costs, whether temporary or permanent, shall transfer to Owner upon Substantial Completion. The foregoing notwithstanding, Design-Builder shall not be responsible to pay for utility costs not incurred in performance of the Work. § 5.3.2 When a material or system is specified in the Design-Build Documents, the Design-Builder may make substitutions only in accordance with Article 6. § 5.3.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Work. The Design-Builder shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them. § 5.4 Taxes The Design-Builder shall pay sales, consumer, use and similar taxes, for the Work provided by the Design-Builder, that are legally enacted when this Agreement is executed, whether or not yet effective or merely scheduled to go into effect. § 5.5 Permits, Fees, Notices and Compliance with Laws § 5.5.1 At the time of entering into the Agreement, the land disturbance permit has been issued and applications for the full civil permit and building permit have been submitted. Owner is paying for all such permits, including any permit amendment filings. In addition to those permits, the Design-Builder shall secure and pay for trade permits as well as Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 14 any associated fees, licenses, and inspections by government agencies, necessary for proper execution of the Work and Substantial Completion of the Project. § 5.5.2 The Design-Builder shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, applicable to performance of the Work. § 5.5.3 Concealed or Unknown Conditions. If the Design-Builder encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Design-Build Documents and (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents, the Design-Builder shall promptly provide notice to the Owner before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if the Owner determines that they differ materially and cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, shall recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Design-Builder in writing, stating the reasons. If the Design-Builder disputes the Owner’s determination or recommendation, the Design-Builder may proceed as provided in Article 14. § 5.5.4 If, in the course of the Work, the Design-Builder encounters human remains, or recognizes the existence of burial markers, archaeological sites, or wetlands, not indicated in the Design-Build Documents, the Design-Builder shall immediately suspend any operations that would affect them and shall notify the Owner. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Design-Builder shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 14. § 5.6 Allowances § 5.6.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Design-Build Documents. Items covered by allowances shall be supplied for such amounts, and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to whom the Design-Builder has reasonable objection. Only those specific items identified in Exhibit G hereto as an allowance shall constitute and be treated as or carried in the Contract Sum as an allowance value. § 5.6.2 Unless otherwise provided in the Design-Build Documents, .1 allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts; .2 the Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for items of Work for which there are stated allowance amounts, shall be included in and covered by the allowances; and .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 5.6.2.1 and (2) changes in Design-Builder’s costs under Section 5.6.2.2. § 5.6.3 The Owner shall make selections of materials and equipment with reasonable promptness for allowances requiring Owner selection, so long as Design-Builder has provided the Owner with reasonable notice of the necessity to make such selections prior to procurement and other deadlines. § 5.7 Key Personnel, Contractors and Suppliers § 5.7.1 The Design-Builder shall not employ personnel, or contract with Contractors or suppliers to whom the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable and timely objection. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 15 § 5.7.2 If the Design-Builder changes any of the personnel, Contractors or suppliers identified in the Design-Build Amendment, the Design-Builder shall notify the Owner and provide the name and qualifications of the new personnel, Contractor or supplier. The Owner may reply within [***] days to the Design-Builder in writing, stating (1) whether the Owner has reasonable objection to the proposed personnel, Contractor or supplier or (2) that the Owner requires additional time to review. Failure of the Owner to reply within the [***]-day period shall constitute notice of no reasonable objection at such time. § 5.7.3 Except for those persons or entities already identified or required in the Design-Build Amendment, the Design-Builder, as soon as practicable after execution of the Design-Build Amendment, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner may reply within [***] days to the Design-Builder in writing stating (1) whether the Owner has reasonable objection to any such proposed person or entity or (2) that the Owner requires additional time for review. Failure of the Owner to reply within the [***]-day period shall constitute notice of no reasonable objection at such time. § 5.7.3.1 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the rejected person or entity was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person or entity’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required. § 5.7.4 The Design-Builder agrees that the personnel identified in the Design-Build Amendment shall devote to the Project at least that percentage of his or her time (subject to customary vacation) as specified in the Design-Build Amendment, and shall be available to the Owner on an as-needed basis. The Project Superintendent and the Assistant Project Manager shall be assigned to the Work on a full-time basis and shall not be changed without Owner’s approval. The Design-Builder shall not continue to use on the Project and shall replace personnel or subcontractors with whom the Owner has reasonable objection (e.g. performance based issues) at any time during the pendency of this Agreement. § 5.8 Documents and Submittals at the Site The Design-Builder shall maintain at the site for the Owner one copy of the Design-Build Documents and a current set of the Construction Documents, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Submittals. The Design-Builder shall deliver these items to the Owner in accordance with Section 9.10.2 as a record of the Work as constructed. § 5.9 Use of Site The Design-Builder shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment. § 5.10 Cutting and Patching The Design-Builder shall not cut, patch or otherwise alter fully or partially completed construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work. § 5.11 Cleaning Up § 5.11.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. On a regular basis and at completion of the Work, the Design-Builder shall remove waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials from and about the Project. § 5.11.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Design-Builder. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 16 § 5.12 Access to Work The Design-Builder shall provide the Owner and its separate contractors and consultants access to the Work in preparation and progress wherever located. The Design-Builder shall notify the Owner regarding Project safety criteria and programs, which the Owner, and its contractors and consultants, shall comply with while at the site. § 5.13 Construction by Owner or by Separate Contractors § 5.13.1 Owner’s Right to Perform Construction and to Award Separate Contracts § 5.13.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces; and to award separate contracts in connection with other portions of the Project, or other construction or operations on the site. The Owner shall notify the Design-Builder promptly after execution of any separate contract. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make a Claim as provided in Article 14. § 5.13.1.2 Intentionally Deleted. § 5.13.1.3 The Design-Builder shall coordinate its Work and cooperate with activities of the Owner’s own forces, and of each separate contractor. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised. § 5.13.1.4 Intentionally Deleted. § 5.14 Mutual Responsibility § 5.14.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents. § 5.14.2 If part of the Design-Builder’s Work depends upon construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, prepare a written report to the Owner, identifying discrepancies or defects in the construction or operations by the Owner or separate contractor that would render it unsuitable for proper execution and results of the Design-Builder’s Work. Failure of the Design-Builder to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable. § 5.14.3 The Design-Builder shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Design-Builder’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Design-Builder for costs the Design-Builder incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction, provided that Design-Builder has complied with its obligations hereunder with respect to such separate contractors and has provided Owner with prompt written notice of the separate contractor’s delay, improperly timed activities, damage to the Work or defective construction. § 5.14.4 The Design-Builder shall promptly remedy damage the Design-Builder wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5. § 5.14.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching the Work as the Design-Builder has with respect to the construction of the Owner or separate contractors in Section 5.10. § 5.15 Owner’s Right to Clean Up If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and will allocate the cost among those responsible. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 17 ARTICLE 6 CHANGES IN THE WORK § 6.1 General § 6.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Change Directive, subject to the limitations stated in this Article 6 and elsewhere in the Design-Build Documents. § 6.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. The Owner may issue a Change Directive without agreement by the Design-Builder. § 6.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Change Directive. § 6.2 Change Orders A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following: .1 The change in the Work; .2 The amount of the adjustment, if any, in the Contract Sum; and .3 The extent of the adjustment, if any, in the Contract Time. § 6.3 Change Directives § 6.3.1 A Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time. The Owner may by Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly. § 6.3.2 A Change Directive shall be used in the absence of total agreement on the terms of a Change Order. A Change Directive may also be utilized where the parties cannot agree on whether an item is or is not an addition to or a Change in the Work. § 6.3.3 If the Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods: .1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation; .2 Unit prices stated in the Design-Build Documents or subsequently agreed upon; .3 Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or .4 As provided in Section 6.3.7. § 6.3.4 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted. § 6.3.5 Upon receipt of a Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time. § 6.3.6 A Change Directive signed by the Design-Builder indicates the Design-Builder’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order. § 6.3.7 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 6.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 18 Design-Build Documents, costs for the purposes of this Section 6.3.7 shall be limited to the following, which in each case shall be reasonable and customary: .1 Additional costs of professional services; .2 Costs of labor, including social security, unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance; .3 Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed; .4 Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others; .5 Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and .6 Additional costs of supervision and field office personnel directly attributable to the change. § 6.3.8 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum, shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change. § 6.3.9 Pending final determination of the total cost of a Change Directive, the Design-Builder may request payment for Work completed under the Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of certification for payment for those costs deemed to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of Design-Builder to disagree and assert a Claim in accordance with Article 14. Any payment made by Owner hereunder shall be under a reservation of rights. § 6.3.10 When the Owner and Design-Builder agree with a determination concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Owner and Design-Builder shall execute a Change Order. Change Orders may be issued for all or any part of a Change Directive. ARTICLE 7 OWNER’S RESPONSIBILITIES § 7.1 General § 7.1.1 The Owner shall designate in writing a representative (see Section 1.2.1) who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization. § 7.1.2 The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule agreed to by the Owner. § 7.2 Information and Services Required of the Owner § 7.2.1 The Owner shall furnish information or services required of the Owner by the Design-Build Documents with reasonable promptness. § 7.2.2 The Owner shall provide, to the extent under the Owner’s possession and control and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems; chemical, air and water pollution; hazardous materials; or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site. Owner shall also provide its existing survey (if any) describing physical characteristics, legal limitations and utility locations for the site of the Project, a legal description of the site under the Owner’s control, and information required by the Design-Build Documents to be provided by the Owner, to the extent under the Owner’s possession and control. § 7.2.3 The Owner shall promptly obtain easements, zoning variances, and legal authorizations or entitlements regarding site utilization where essential to the execution of the Project. § 7.2.4 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 19 § 7.2.5 The services, information, surveys and reports required to be provided by the Owner under this Agreement (if any), shall be furnished at the Owner’s expense. Owner makes no representation, warranty or guarantee, either express or implied, as to the adequacy or efficacy of the information or documents provided or prepared by others, whether or not furnished to the Design-Builder by or through Owner; provided, however, that except as otherwise specifically provided in this Agreement or elsewhere in the Design-Build Documents or to the extent the Owner advises the Design-Builder to the contrary in writing, the Design-Builder shall be entitled to reasonably rely upon the accuracy and completeness thereof, including the geotechnical report. The parties understand and agree, however, that the provisions of this section shall not limit the Design-Builder’s responsibility for the Existing Plans and the Prior Work to the extent provided in Section 1.4.3 of this Agreement. In no event shall the Design-Builder be relieved of its responsibility to exercise proper precautions relating to the safe performance of the Work. § 7.2.6 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder; provided, however, that neither the giving or failure to give such notice shall relieve Design-Builder of its responsibility for the Work or constitute acceptance thereof. § 7.2.7 Prior to the execution of this Agreement, the Owner has provided to the Design-Builder reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Design-Build Documents. The Owner shall not materially vary such financial arrangements without prior notice to, and approval of, the Design-Builder, such approval to be based upon the sufficiency of the alternative arrangement made (that is it sufficient to cover Owner’s outstanding payment obligations) and the credit risk/rating of the new funding source (such as the credit ranking of a lender or similar) (the new arrangement to be documented with appropriate third-party documentation such as a letter signed by a bank officer on bank letterhead detailing available loan proceeds or balances held in an account) and, such approval also not to be unreasonably delayed or withheld. § 7.2.8 Except as otherwise provided in the Design-Build Documents or when direct communications have been specially authorized or are required by law, and provided Design-Builder is not in breach or default, the Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder. § 7.2.9 The Owner shall furnish the services of geotechnical engineers for investigation of subsurface, air and water conditions when such services are reasonably necessary to properly carry out the design services furnished by the Design-Builder. Such services may include, but are not limited to, test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) shall include preparation and submission of all appropriate reports and professional recommendations. § 7.2.10 The Owner shall purchase and maintain insurance as set forth in Exhibit B. § 7.3 Submittals § 7.3.1 The Owner shall review and approve or take other appropriate action on Submittals. Review of Submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities; or for substantiating instructions for installation or performance of equipment or systems; or for determining that the Submittals are in conformance with the Design-Build Documents, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents. The Owner’s action will be taken in accordance with the submittal schedule approved by the Owner or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Owner’s judgment to permit adequate review. The Owner’s review of Submittals shall not relieve the Design-Builder of the obligations under Sections 3.1.11, 3.1.12, and 5.2.3. The Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Owner, of any construction means, methods, techniques, sequences or procedures. The Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component. § 7.3.2 Upon review of the Submittals required by the Design-Build Documents, the Owner shall notify the Design-Builder of any non-conformance with the Design-Build Documents the Owner discovers; provided, however, that neither the giving or failure to give such notice shall relieve Design-Builder of its responsibility for the Work or constitute acceptance thereof. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 20 § 7.4 Visits to the site by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quality or quantity of the Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, because these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents. § 7.5 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of, and will not be responsible for acts or omissions of the Design-Builder, Architect, Consultants, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder. § 7.6 The Owner has the authority to reject Work that does not conform to the Design-Build Documents. The Owner shall have authority to require inspection or testing of the Work in accordance with Section 15.5.2, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Consultants, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work. § 7.7 The Owner shall determine the date or dates of Substantial Completion in accordance with Section 9.8 and the date of final completion in accordance with Section 9.10. § 7.8 Owner’s Right to Stop Work If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section 11.2 or fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section 5.13.1.3. § 7.9 Owner’s Right to Carry Out the Work If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments then or thereafter due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner. ARTICLE 8 TIME § 8.1 Progress and Completion § 8.1.1 Time limits stated in the Design-Build Documents for the Design-Builder’s performance of the Work are of the essence of the Contract. By executing the Design-Build Amendment the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work. § 8.1.2 The Design-Builder shall not, except by agreement of the Owner in writing, commence the Work prior to the effective date of insurance, other than property insurance, required by this Contract. The Contract Time shall not be adjusted as a result of the Design-Builder’s failure to obtain insurance required under this Contract. § 8.1.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time. § 8.2 Delays and Extensions of Time § 8.2.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by changes ordered in the Work by the Owner; or by labor disputes, fire, unusual delay in deliveries not reasonably anticipated at time of execution of this Agreement (and not due to untimely procurement), abnormally adverse weather conditions beyond the Weather Delay Allowance (as provided below), unavoidable casualties or other causes beyond the Design-Builder’s control that was Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 21 not reasonably anticipated at time of execution of this Agreement; or by delay authorized by the Owner pending binding dispute resolution or by other causes that the Owner determines may justify delay, then to the extent such event adversely impacts and delays the critical path of construction and is not caused by Design-Builder, Architect, Consultants, Contractors, or any other person or entity providing services or work for any of them (and any such parties have not caused a concurrent delay), and further provided that timely written notice thereof has been provided by Design-Builder to Owner ("Excused Delay"), the Contract Time shall be extended by Change Order for such reasonable time and the Contract Sum increased (if applicable and only as provided below) as the Owner may determine. The Design-Builder shall take commercially reasonable measures, without the obligation to incur additional costs unless the delay is caused by Design-Builder, Architect, Consultants, Contractors, or any other person or entity providing services or work for any of them, to mitigate delays and costs related thereto (which shall not be deemed to constitute acceleration requested by the Owner). The Design-Builder has anticipated and included in the construction schedule 28 days of potential lost time due to adverse weather conditions ("Weather Delay Allowance"). Design-Builder will record on a daily basis whether its job progress has been materially affected by adverse weather and weather-related site conditions ("Weather Days"). In its monthly update, Design-Builder shall report to the Owner the number of Weather Days experienced. A request for a time extension based on adverse weather conditions in excess of the Weather Delay Allowance ("Weather Delay") will not be granted unless and until (1) the written request is documented by data substantiating that the weather conditions were abnormal for the period of time and could not have been reasonably anticipated (2) the cumulative actual days of Weather Days exceeds the Weather Delay Allowance, and (3) the critical path of the Work is affected by the Weather Delay. The request shall include a description of the adverse weather condition, its effect upon the progress of the Work, and the amount of lost time due to the adverse weather condition. Notwithstanding any provision to the contrary, including the above language, Design-Builder’s entitlement to an adjustment of the Contract Sum under this Section 8.2.1 shall be limited as follows: a. for Excused Delay due to an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by changes ordered in the Work by the Owner, Design-Builder shall be entitled to adjustment of the Contract Sum commencing on the first day of any such delay; and b. for Excused Delay not covered by subsection a above to which Design-Builder is entitled to an extension of the Contract Time, Design-Builder shall be entitled to its increased Project costs directly attributable to the Excused Delay and directly related to the Work; provided, however, that Design-Builder shall not be entitled to an adjustment of the Contract Sum for the first [***] days of such delay, in the aggregate, Design-Builder to absorb the same at time- only relief; and Design-Builder shall be entitled to an adjust of the Contract Sum as provided herein starting on the [***] day of such delay, in the aggregate. § 8.2.2 Claims relating to time and costs shall be made in accordance with applicable provisions of Article 14. ARTICLE 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION § 9.1 Contract Sum The Contract Sum is stated in the Design-Build Amendment. § 9.2 Schedule of Values The Design-Builder, promptly after execution of the Design-Build Amendment, shall submit to the Owner a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. § 9.3 Applications for Payment § 9.3.1 Prior to the review timeframe established for each progress payment in accordance with this Agreement, the Design-Builder shall submit to the Owner an itemized Application for Payment for completed portions of the Work. The application shall be notarized, if required, and supported by data substantiating the Design-Builder’s right to payment as the Owner may require, such as copies of requisitions and invoices from the Architect, Consultants, Contractors, and material suppliers, and shall reflect retainage if provided for in the Design-Build Documents. § 9.3.1.1 As provided in Section 6.3.9, Applications for Payment may include requests for payment on account of changes in the Work that have been properly authorized by Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 22 § 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay the Architect, Consultant, Contractor, material supplier, or other persons or entities providing services or work for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay. § 9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made for services provided as well as materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in writing in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site. § 9.3.3 The Design-Builder warrants that title to all Work, other than Instruments of Service, covered by an Application for Payment will pass to the Owner no later than the time of payment; provided, however, in the event of a good faith dispute in payment for Work incorporated into the Project, Design-Builder shall have no right to remove any such Work. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, be free and clear of liens, claims, security interests or encumbrances in favor of the Design-Builder, Architect, Consultants, Contractors, material suppliers, or other persons or entities entitled to make a claim by reason of having provided labor, materials and equipment relating to the Work. Provided the lien is not the result of Owner breaching its payment obligations under the Design-Build Documents for amounts properly due and owing and not in good faith dispute, in the event any lien is filed against the Project that is not discharged of record or bonded under Georgia statute within sixty (60) days following recording thereof (subject, however, to any requirements of Fee Title Owners under the Lease to satisfy such lien), the Owner shall be entitled in its sole discretion to cause discharge or bond such lien at the expense of Design-Builder. § 9.3.4 Concurrent with each Application for Payment, and as a condition precedent to payment thereof, the Design- Builder shall deliver: (i) conditional waivers and releases of lien from Design-Builder and each Contractor of all tiers and supplier for payments sought in connection with the current Application for Payment; and (ii) unconditional waivers and releases from Design-Builder and each Contractor of all tiers and supplier based upon previous Applications for Payment that have been submitted and paid by the Owner. Such waivers and releases shall be in the form required by applicable law. § 9.4 Certificates for Payment The Owner shall, within [***] days after receipt of the Design-Builder’s Application for Payment, issue to the Design- Builder a Certificate for Payment indicating the amount the Owner determines is properly due, and notify the Design- Builder in writing of the Owner’s reasons for withholding certification in whole or in part as provided in Section 9.5.1. § 9.5 Decisions to Withhold Certification § 9.5.1 The Owner may withhold a Certificate for Payment and/or payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s reasonable determination that the Work has not progressed to the point indicated in the Design-Builder’s Application for Payment, or the quality of the Work is not in accordance with the Design-Build Documents. If the Owner is unable to certify payment in the amount of the Application, the Owner will notify the Design-Builder as provided in Section 9.4. If the Design-Builder and Owner cannot agree on a revised amount, the Owner will issue a payment for the amount that the Owner deems to be due and owing. The Owner may also withhold payment or, because of subsequently discovered evidence, may nullify the whole or a part of a payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible because of .1 defective Work, including design and construction, not remedied; .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder, including mechanic’s liens and notices thereof which Design-Builder is obligated to remove or bond under the Design-Build Documents; .3 failure of the Design-Builder to make payments properly to the Architect, Consultants, Contractors or others, for services, labor, materials or equipment; Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 23 .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum; .5 damage to the Owner or a separate contractor; .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or .7 failure to carry out the Work in accordance with the Design-Build Documents. § 9.5.2 When the above reasons for withholding payment are removed, payment will be made for amounts previously withheld. § 9.5.3 If the Owner withholds payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Design-Builder and to the Architect or any Consultants, Contractor, material or equipment suppliers, or other persons or entities providing services or work for the Design-Builder to whom the Design-Builder failed to make payment for Work properly performed or material or equipment suitably delivered. § 9.6 Progress Payments § 9.6.1 After the Owner has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Design-Build Documents. § 9.6.2 The Design-Builder shall pay each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder no later than the time period required by applicable law, but in no event more than seven days after receipt of payment from the Owner the amount to which the Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the portion of the Work performed by the Architect, Consultant, Contractor, or other person or entity. The Design-Builder shall, by appropriate agreement with each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder, require each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder to make payments to subconsultants and subcontractors in a similar manner. § 9.6.3 Intentionally Deleted. § 9.6.4 The Owner has the right to request written evidence from the Design-Builder that the Design-Builder has properly paid the Architect, Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, amounts paid by the Owner to the Design-Builder for the Work. If the Design-Builder fails to furnish such evidence within seven days, the Owner shall have the right to contact the Architect, Consultants, and Contractors to ascertain whether they have been properly paid. The Owner shall have no obligation to pay or to see to the payment of money to a Consultant or Contractor, except as may otherwise be required by law. § 9.6.5 Design-Builder payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4. § 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Design-Build Documents. § 9.6.7 Payments received by the Design-Builder for Work properly performed by the Architect, Consultants, Contractors and other person or entity providing services or work for the Design-Builder, shall be held by the Design-Builder for the Architect and those Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision. § 9.7 Failure of Payment If the Owner does not issue a payment, through no fault of the Design-Builder, within the time required by the Design-Build Documents, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount properly due and owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Design-Build Documents. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 24 § 9.8 Substantial Completion § 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work is sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Work for its intended use. Substantial Completion shall require the issuance of a certificate of occupancy (temporary or permanent) by the governing jurisdiction for the entire Project (and any other approvals or permissions required of governmental authorities for use of the Project). Substantial Completion shall also require commissioning of the Project, including TI if applicable, in accordance with the Design-Build Documents and issuance of the mutually approved punch list. The date of Substantial Completion is the date certified by the Owner in accordance with this Section 9.8. § 9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive punch list of items to be completed or corrected prior to final payment. Failure to include an item on such punch list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents. § 9.8.3 Upon receipt of the Design-Builder’s punch list, the Owner shall make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s punch list, which is not sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Design-Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion. § 9.8.4 Prior to issuance of the Certificate of Substantial Completion under Section 9.8.5, the Owner and Design-Builder shall discuss and then determine the parties’ obligations to obtain and maintain property insurance following issuance of the Certificate of Substantial Completion. § 9.8.5 When the Work or designated portion thereof is substantially complete, the Design-Builder will prepare for the Owner’s signature a Certificate of Substantial Completion that shall, upon the Owner’s signature, establish the date of Substantial Completion; establish responsibilities of the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Work and insurance; and fix the time within which the Design-Builder shall finish all items on the punch list accompanying the Certificate. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. § 9.8.6 The Certificate of Substantial Completion shall be submitted by the Design-Builder to the Owner for written acceptance of responsibilities assigned to it in the Certificate. § 9.9 Partial Occupancy or Use § 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Design-Builder, provided such occupancy or use is consented to, by endorsement or otherwise, by the insurer providing property insurance and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Design-Build Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a punch list to the Owner as provided under Section 9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder. § 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work. § 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 25 § 9.10 Final Completion and Final Payment § 9.10.1 Upon receipt of the Design-Builder’s written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection. When the Owner finds the Work acceptable under the Design-Build Documents and the Contract fully performed, the Owner will, subject to Section 9.10.2, promptly issue a final Certificate for Payment. § 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Design-Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work, for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety, if any, to final payment, (5) as-constructed record copy of the Construction Documents marked to indicate field changes and selections made during construction, (6) manufacturer’s warranties, product data, and maintenance and operations manuals, (7) final waivers and releases of all lien and lien rights in connection with the Work from the Design-Builder and each Contractor of all tiers and supplier in form acceptable to the Owner and an affidavit that the waivers and releases include and cover all labor, material and services for which a lien could be filed; such waivers may be conditional pending receipt of final payment and shall be in statutory form established by applicable law, and (8) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts. If an Architect, a Consultant, or a Contractor, or other person or entity providing services or work for the Design-Builder, refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such liens, claims, security interests, or encumbrances. If such liens, claims, security interests, or encumbrances remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be compelled to pay in discharging such liens, claims, security interests, or encumbrances, including all costs and reasonable attorneys’ fees. § 9.10.3 Intentionally Deleted. § 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled; .2 failure of the Work to comply with the requirements of the Design-Build Documents; .3 terms of special warranties required by the Design-Build Documents; or .4 matters which by the terms of the Design-Build Documents survive or continue after the completion of the Work. § 9.10.5 Acceptance of final payment by the Design-Builder shall constitute a waiver of claims by the Design-Builder except those previously made in writing and identified by the Design-Builder as unsettled at the time of final Application for Payment. ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY § 10.1 Safety Precautions and Programs The Design-Builder shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. § 10.2 Safety of Persons and Property § 10.2.1 The Design-Builder shall be responsible for precautions for the safety of, and reasonable protection to prevent damage, injury or loss to .1 employees on the Work and other persons who may be affected thereby; .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Design-Builder or the Architect, Consultants, or Contractors, or other person or entity providing services or work for the Design-Builder; and .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, or structures and utilities not designated for removal, relocation or replacement in the course of construction. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 26 § 10.2.2 The Design-Builder shall comply with, and give notices required by, applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property, or their protection from damage, injury or loss. § 10.2.3 The Design-Builder shall implement, erect, and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notify owners and users of adjacent sites and utilities of the safeguards and protections. § 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods, are necessary for execution of the Work, the Design-Builder must have the prior written permission of Owner and shall exercise utmost care, and carry on such activities under supervision of properly qualified personnel. § 10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3, to the extent caused by the Design-Builder, the Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections 10.2.1.2 and 10.2.1.3; except damage or loss attributable to acts or omissions of the Owner, or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section 3.1.14. § 10.2.6 The Design-Builder shall designate a responsible member of the Design-Builder’s organization, at the site, whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner. § 10.2.7 The Design-Builder shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition. § 10.2.8 Injury or Damage to Person or Property. If the Owner or Design-Builder suffers injury or damage to person or property because of an act or omission of the other, or of others for whose acts such party is legally responsible, written notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter. § 10.3 Hazardous Materials § 10.3.1 The Design-Builder is responsible for compliance with any requirements included in the Design-Build Documents regarding hazardous materials. If the Design-Builder encounters a hazardous material or substance not addressed in the Design-Build Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner in writing. § 10.3.2 Upon receipt of the Design-Builder’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to cause it to be rendered harmless. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Design-Builder. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Design-Builder’s actual, reasonable additional costs of shut-down, delay and start- up. § 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design-Builder, the Architect, Consultants, and Contractors, and employees of any of them, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area, if in fact after Owner having directed Design-Builder to resume Work, the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 27 claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to, or destruction of, tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity. § 10.3.4 Unless expressly provided elsewhere in the Design-Build Documents, Design-Builder is not responsible for and the Work does not include the discovery, removal, abatement or remediation of any hazardous materials, if any, present at the site and not introduced to it by Design-Builder, nor shall Design-Builder have any liability or responsibility therefor. In the event any such hazardous materials are encountered by Design-Builder, Design-Builder shall proceed as provided in Section 10.3.1 above. § 10.3.5 The Owner shall not be responsible under this Section 10.3 or elsewhere for materials or substances the Design-Builder brings to the site unless such materials or substances are required by the Owner’s Criteria. The Owner shall be responsible for materials or substances required by the Owner’s Criteria, except to the extent of the Design-Builder’s fault or negligence in the use and handling of such materials or substances. § 10.3.6 The Design-Builder shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Design-Builder brings to the site and negligently handles, or (2) where the Design-Builder fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence. § 10.3.7 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred. § 10.4 Emergencies In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss. ARTICLE 11 UNCOVERING AND CORRECTION OF WORK § 11.1 Uncovering of Work The Owner may request to examine a portion of the Work that the Design-Builder has covered to determine if the Work has been performed in accordance with the Design-Build Documents. If such Work is in accordance with the Design-Build Documents, the Owner and Design-Builder shall execute a Change Order to adjust the Contract Time and Contract Sum, as appropriate. If such Work is not in accordance with the Design-Build Documents, the costs of uncovering and correcting the Work shall be at the Design-Builder’s expense and the Design-Builder shall not be entitled to a change in the Contract Time unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs and the Contract Time will be adjusted as appropriate. The provisions of this Article shall survive completion or earlier termination of this Agreement; however, notwithstanding the foregoing or any other term in the Contract to the contrary, if Design-Builder has terminated the Contract for cause pursuant to Section 13.2.1.1 as a result of (a) Owner’s failure to make payment to Design-Builder of amounts properly due and owing and not in good faith dispute pursuant to the Design-Build Documents or (b) Owner’s failure to comply with Owner’s obligations under Section 7.2.7, Design-Builder’s shall have no obligation to correct any item of the Work unless Design-Builder has received payment in full for the same. § 11.2 Correction of Work § 11.2.1 Before or After Substantial Completion. The Design-Builder shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for any design consultant employed by the Owner whose expenses and compensation were made necessary thereby, shall be at the Design-Builder’s expense. § 11.2.2 After Substantial Completion § 11.2.2.1 In addition to the Design-Builder’s obligations under Section 3.1.12, if, within one year after the date of Substantial Completion of the Work or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found not Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 28 to be in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it at no expense to Owner promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of the Work, the Owner shall notify the Design-Builder and give the Design-Builder an opportunity to make the correction. If the Design-Builder fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section 7.9. § 11.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work. § 11.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section 11.2. § 11.2.3 The Design-Builder shall remove from the site portions of the Work that are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner. § 11.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction of the Owner or separate contractors, whether completed or partially completed, caused by the Design-Builder’s correction or removal of Work that is not in accordance with the requirements of the Design-Build Documents. § 11.2.5 Nothing contained in this Section 11.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder has under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section 11.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work. § 11.3 Acceptance of Nonconforming Work If the Owner prefers to accept Work that is not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made. ARTICLE 12 COPYRIGHTS AND LICENSES § 12.1 Drawings, specifications, and other documents furnished by the Design-Builder (including, without limitation, the Existing Plans and all other architectural designs, specifications and plans and consultant work product), including those in electronic form, are Instruments of Service. The (Paragraphs deleted) Instruments of Service shall be the property of the Owner for use in connection with the Project as well as for any future modification, alteration, renovation, addition or expansion thereof, and Design-Builder hereby grants to Owner the ownership thereof or acknowledges Owner’s existing ownership, as the case may be. Design-Builder agrees to provide Owner with electronic versions thereof reflecting all revisions thereto for Owner’s use. Owner’s rights in the Instruments of Service shall not extend to standard details utilized by design professionals in the preparation of the Instruments of Service, the design professional retaining ownership in the sale. § 12.2 Intentionally Deleted. § 12.3 Intentionally Deleted. § 12.3.1 The Design-Builder shall obtain permission from the Architect, Consultants, and Contractors, that will allow the Design-Builder to satisfy its obligations to the Owner under this Article 12. § 12.3.2 In the event the Owner alters the Instruments of Service without the author’s written authorization (Design-Builder acknowledging that revisions to the Instruments of Service occurred prior to the execution of this Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 29 Agreement, in consultation with Design-Builder and Architect, and thus have the author’s written authorization) or uses the Instruments of Service on another Project without retaining the authors of the Instruments of Service, the Owner releases the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all claims and causes of action arising from or related to such unauthorized uses. The Owner, to the extent permitted by law, further agrees to indemnify and hold harmless the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all costs and expenses, including the reasonable cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service in violation of this Section 12.3.2. The terms of this Section 12.3.2 shall not apply if the Owner terminates this Agreement for cause under Sections 13.1.4 or 13.2.2. § 12.3.3 Design-Builder shall, as part of the final application for payment and as a condition of payment thereof, provide Owner with an as-built set of Construction Documents reflecting and identifying changes that occurred during design and construction of the Project. ARTICLE 13 TERMINATION OR SUSPENSION § 13.1 Intentionally Deleted § 13.2 Termination or Suspension (Paragraphs deleted) § 13.2.1 Termination by the Design-Builder § 13.2.1.1 The Design-Builder may terminate the Contract if the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons: .1 Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped; .2 An act of government, such as a declaration of national emergency that requires all Work to be stopped; .3 Because the Owner has not issued a Certificate for Payment and has not notified the Design-Builder of the reason for withholding certification as provided in Section 9.5.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Design-Build Documents; or .4 The Owner has failed to comply with Section 7.2.7. § 13.2.1.2 The Design-Builder may terminate the Contract if, through no act or fault of the Design-Builder, the Architect, a Consultant, a Contractor, or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 13.2.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less. § 13.2.1.3 If one of the reasons described in Section 13.2.1.1 or 13.2.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed and actual costs incurred by reason of such termination (such as restocking fees, cancellation charges, demobilization charges, and similar termination costs but excluding lost profit on Work not performed). In no event shall Design-Builder or any Contractor receive anticipated or lost profit, or other fee, compensation or payment for Work not actually performed. § 13.2.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder or any other persons or entities performing portions of the Work under contract with the Design-Builder because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters important to the progress of the Work, the Design-Builder may, upon seven additional days’ written notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 13.2.1.3. § 13.2.2 Termination by the Owner For Cause § 13.2.2.1 The Owner may terminate the Contract if the Design-Builder .1 refuses or fails to supply an Architect, or enough properly skilled Consultants, Contractors, or workers or proper materials; Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 30 .2 fails to make payment to the Architect, Consultants, or Contractors for services, materials or labor in accordance with their respective agreements with the Design-Builder and provided Owner has made the corresponding payment to Design-Builder in compliance with Owner’s payment obligations under this Agreement for amounts properly due and owing and not in good faith dispute; .3 disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or .4 is otherwise guilty of substantial breach of a provision of the Design-Build Documents. § 13.2.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, [***] days’ written notice and opportunity to cure, or to commence and diligently continue a cure to completion (not to exceed a reasonable period or if such cure is incapable of being cured within such reasonable period, in Owner’s reasonable assessment), terminate employment of the Design-Builder and may, subject to any prior rights of the surety: .1 Exclude the Design-Builder from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder; .2 Accept assignment of the Architect, Consultant and Contractor agreements pursuant to Section 3.1.15; and .3 Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work. § 13.2.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 13.2.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished. § 13.2.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for any architect, contractor and/or consultant services and expenses necessary to finish the Work, and other damages suffered by the Owner and not expressly waived, such excess shall be paid to the Design-Builder, but only to the extent of any amount owed to Design-Builder for Work properly executed prior to termination and not previously paid by the Owner. If such costs of finishing the Work and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner. The obligation for such payments shall survive termination of the Contract. § 13.2.3 Suspension by the Owner for Convenience § 13.2.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. § 13.2.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 13.2.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or .2 that an equitable adjustment is made or denied under another provision of the Contract. § 13.2.4 Termination by the Owner for Convenience § 13.2.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause. § 13.2.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall .1 cease operations as directed by the Owner in the notice; .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and, .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing Project agreements, including agreements with the Architect, Consultants, Contractors, and purchase orders, and enter into no further Project agreements and purchase orders. § 13.2.4.3 In case of such termination for the Owner’s convenience, the Design-Builder shall be entitled to receive payment for Work executed and costs actually incurred and paid by reason of such termination (excluding any lost Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 31 profit on Work not performed). In no event shall Design-Builder or any Contractor receive anticipated or lost profit, or other fee, compensation or payment for Work not actually performed. ARTICLE 14 CLAIMS AND DISPUTE RESOLUTION § 14.1 Claims § 14.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. § 14.1.2 Time Limits on Claims. The Owner and Design-Builder shall commence all claims and causes of action, whether in contract, tort, breach of warranty or otherwise, against the other, arising out of or related to the Contract in accordance with the requirements of the binding dispute resolution method selected in Section 1.3, within the time period specified by applicable law. The Owner and Design-Builder waive all claims and causes of action not commenced in accordance with this Section 14.1.2. § 14.1.3 Notice of Claims § 14.1.3.1 Prior To Final Payment. Prior to Final Payment, Claims by Design-Builder must be initiated by written notice to Owner within 21 days after occurrence of the event giving rise to such Claim or within 21 days after Design-Builder first recognizes the condition giving rise to the Claim, whichever is later. Prior to Final Payment, Claims by Owner must be initiated by written notice to Design-Builder within 21 days after Owner’s actual knowledge of the need to present a Claim to Design-Builder, except for claims related to acceptability, warranty and correction of the Work, recovery of the Project Schedule, or in context of Change Orders and Applications for Payment. Furthermore, Owner does not need to provide notice in order to assess liquidated damages (if any) in accordance with the Design-Build Documents. § 14.1.3.2 Claims Arising After Final Payment. After Final Payment, Claims by either the Owner or Design-Builder that have not otherwise been waived pursuant to Sections 9.10.4 or 9.10.5, must be initiated by prompt written notice to the other party. The notice requirement in Section 14.1.3.1 shall not apply. § 14.1.4 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 13, the Design-Builder shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents. § 14.1.5 Claims for Additional Cost. If the Design-Builder intends to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the portion of the Work that relates to the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4. § 14.1.6 Claims for Additional Time § 14.1.6.1 If the Design-Builder intends to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design-Builder’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary. § 14.1.6.2 If abnormally adverse weather conditions are the basis for a Claim under the Design-Build Documents, such Claim shall be submitted within fifteen (15) days of the weather event’s conclusion. § 14.1.7 Claims for Consequential Damages The Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes .1 damages incurred by the Owner for rental expenses, for losses of profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and .2 damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 32 This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 13. Nothing contained in this Section 14.1.7 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Design-Build (Paragraphs deleted) Documents. Furthermore, notwithstanding the foregoing: (i) the foregoing waiver shall not operate to waive or reduce recovery of consequential damages to the extent covered and paid by insurance that would otherwise be available absent this waiver (the parties intending that the waiver of consequential damages in this Agreement shall not be a basis for insurer’s denial of a claim for consequential damages), and (ii) the foregoing waiver shall not apply in the event Owner suffers damages arising out of Design-Builder’s gross negligence, willful misconduct, or acts of fraud or deceit. § 14.2 Initial Decision § 14.2.1 The Owner shall render an initial decision on Claims. § 14.2.2 Procedure § 14.2.2.1 Claims Initiated by the Owner. If the Owner initiates a Claim, the Design-Builder shall provide a written response to Owner within ten days after receipt of the notice required under Section 14.1.3.1. Thereafter, the Owner shall render an initial decision within ten days of receiving the Design-Builder’s response: (1) withdrawing the Claim in whole or in part, (2) approving the Claim in whole or in part, or (3) suggesting a compromise. § 14.2.2.2 Claims Initiated by the Design-Builder. If the Design-Builder initiates a Claim, the Owner will take one or more of the following actions within ten days after receipt of the notice required under Section 14.1.3.1: (1) request additional supporting data, (2) render an initial decision rejecting the Claim in whole or in part, (3) render an initial decision approving the Claim, (4) suggest a compromise or (5) indicate that it is unable to render an initial decision because the Owner lacks sufficient information to evaluate the merits of the Claim. § 14.2.3 In evaluating Claims, the Owner may, but shall not be obligated to, consult with or seek information from persons with special knowledge or expertise who may assist the Owner in rendering a decision. The retention of such persons shall be at the Owner’s expense. § 14.2.4 If the Owner requests the Design-Builder to provide a response to a Claim or to furnish additional supporting data, the Design-Builder shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Owner when the response or supporting data will be furnished or (3) advise the Owner that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Owner will either reject or approve the Claim in whole or in part. § 14.2.5 The Owner’s initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) identify any change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding on the parties but subject to binding dispute resolution. § 14.2.6 Intentionally Deleted. § 14.2.6.1 Intentionally Deleted. § 14.2.7 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy. § 14.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines. § 14.3 Mediation (Paragraphs deleted) – Intentionally Deleted (Paragraph deleted) Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 33 § 14.4 Arbitration § 14.4.1 If the parties have selected arbitration as the method for binding dispute resolution in Section 1.3, any Claim shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. § 14.4.1.1 A demand for arbitration shall be made no later than the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations or statute of repose. For statute of limitations or statute of repose purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim. § 14.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction. § 14.4.3 The foregoing agreement to arbitrate, and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof. § 14.4.4 Consolidation or Joinder § 14.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s). § 14.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent. § 14.4.4.3 The Owner and Design-Builder grant to any person or entity made a party to an arbitration conducted under this Section 14.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Design-Builder under this Agreement. ARTICLE 15 MISCELLANEOUS PROVISIONS § 15.1 Governing Law The Contract shall be governed by the law of the place where the Project is located except that, if the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 14.4. § 15.2 Successors and Assigns § 15.2.1 The Owner and Design-Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section 15.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract. § 15.2.2 The Owner may, without consent of the Design-Builder, assign the Contract to a lender providing construction financing for the Project or, with Design-Builder’s consent (to be based upon payment-funding ability of the assignee and not to be unreasonably withheld) to an affiliate or related entity of Owner who assumes the Owner’s rights and obligations under the Design-Build Documents first accruing from and after such assignment. The Design-Builder shall execute all consents reasonably required to facilitate such assignment. § 15.2.3 If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute certificates, other than those required by Section 3.1.10, the Owner shall submit the proposed language of such certificates for review at least 14 days prior to the requested dates of execution. If the Owner requests the Design-Builder, Architect, Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 34 Consultants, or Contractors to execute consents reasonably required to facilitate assignment to a lender, the Design-Builder, Architect, Consultants, or Contractors shall execute all such consents that are consistent with this Agreement, provided the proposed consent is submitted to them for review at least 14 days prior to execution. The Design-Builder, Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. § 15.3 Written Notice Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified mail or by courier service providing proof of delivery to, the last business address known to the party giving notice. Written notice may also be provided by email sent to the recipient-party’s designated Project representative listed in Section 1.2.1 and 1.2.4, respectively. Any notice provided by email shall state "NOTICE" in the email’s subject line. § 15.4 Rights and Remedies § 15.4.1 Duties and obligations imposed by the Design-Build Documents, and rights and remedies available thereunder, shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law. § 15.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing. § 15.5 Tests and Inspections § 15.5.1 Tests, inspections and approvals of portions of the Work shall be made as required by the Design-Build Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Owner shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals; and Design-Builder shall assist in coordinating the tests and inspections. The Design-Builder shall give the Owner timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Design-Builder. § 15.5.2 If the Owner determines that portions of the Work require additional testing, inspection or approval not included under Section 15.5.1, the Owner will instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section 15.5.3, shall be at the Owner’s expense. § 15.5.3 If such procedures for testing, inspection or approval under Sections 15.5.1 and 15.5.2 reveal failure of the portions of the Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure shall be at the Design-Builder’s expense. § 15.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Owner and promptly delivered to the Design-Builder. § 15.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing. § 15.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work. § 15.6 Confidential Information If the Owner or Design-Builder transmits Confidential Information, the transmission of such Confidential Information constitutes a warranty to the party receiving such Confidential Information that the transmitting party is authorized to Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1163228521) 35 transmit the Confidential Information. If a party receives Confidential Information, the receiving party shall keep the Confidential Information strictly confidential and shall not disclose it to any other person or entity except as set forth in Section 15.6.1. § 15.6.1 A party receiving Confidential Information may disclose the Confidential Information as required by law or court order, including a subpoena or other form of compulsory legal process issued by a court or governmental entity. A party receiving Confidential Information may also disclose the Confidential Information to its employees, consultants or contractors in order to perform services or work solely and exclusively for the Project, provided those employees, consultants and contractors are subject to the restrictions on the disclosure and use of Confidential Information as set forth in this Contract. § 15.6.2 Design-Builder agrees to treat as confidential any and all information concerning, the Owner (including its name), the Project, Owner’s operations and/or products, or other information provided to or learned by Design-Builder regarding Owner. Design-Builder shall not, and will require that all persons and firms involved with the Work and/or the Project to not, disclose any such information or material, including but not limited to by press release, advertising, promotional materials or otherwise. § 15.7 Capitalization Terms capitalized in the Contract include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects. § 15.8 Interpretation § 15.8.1 In the interest of brevity the Design-Build Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement. § 15.8.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings. § 15.9 Third Party Beneficiary Nothing contained in the Design-Build Documents shall be construed to create any contractual or third party beneficiary relationship between any persons or entities other than the Owner and the Design-Builder; provided that any indemnification provisions herein shall not be affected by this section. § 15.10 Non-Recourse No partner, member, manager, shareholder, officer, director, agent or employee of the Owner shall be personally liable for the performance of the Owner’s obligations under this Agreement. § 15.11 Subcontractors Design-Builder shall maintain and provide to Owner a current list of all Contractors and Consultants engaged by Design-Builder. § 15.12 Lease Agreement Design-Builder acknowledges that Owner’s interest in the premises where the Work is being performed is under that certain Amended and Restated Lease Agreement dated May 24, 2023, by and between NCIDA, as landlord, and Owner, as tenant. Design-Builder shall also provide any documentation regarding the Work that is reasonably requested by Fee Title Owners. § 15.13 Financing Design-Builder acknowledges that Owner may finance the Work with funds provided and/or administered by a construction lender (whether one or more, the "Lender"). In such case: (a) Design-Builder shall make the Project site available at reasonable times for inspection by the Lender or its representatives. (b) Design-Builder shall use its best efforts to comply with the requirements of the Lender that bear upon the performance of the Work, and Design-Builder shall promptly furnish Owner with information, certificates, documents, affidavits, bonds and materials that Owner may reasonably request from time to time in order to comply with the requirements of the Lender or its title insurer. (c) Design-Builder shall consent to and execute all documents reasonably requested by Owner in connection with the Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 36 assignment of this Agreement and the Drawings and Specifications to the Lender for collateral purposes. (d) Design-Builder shall and hereby does subordinate any and all mechanics’ and materialmen’s liens owned, claimed or held, or to be owned, claimed or held by Design-Builder in and to any part of the Work or the property on which the Work is performed, to the liens securing payments of sums now or hereafter borrowed by Owner in connection with construction of the Project. Design-Builder shall execute such further and additional documentation subordinating its liens, rights and interest as Owner’s interim or permanent lenders may reasonably require. The subordination of lien is made in consideration of and as an inducement to the execution and delivery of this Agreement. Design-Builder shall require this same subordination of each of the Project’s Subcontractors. § 15.14 Georgia E-Verify The Design-Builder must use the U.S. Department of Homeland Security’s E-Verify system to verify the employment eligibility of all new employees hired during the pendency of this Agreement for the services specified in this Agreement. The Design-Builder must also include a requirement in consultant agreements and subcontracts that the consultant or subcontractor must comply with E-Verify requirements to verify the employment eligibility of all new employees hired by the consultant or subcontractor during the pendency of this Agreement. ARTICLE 16 SCOPE OF THE AGREEMENT § 16.1 This Agreement is comprised of the following documents listed below: .1 AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder .2 AIA Document A141™–2014, Exhibit A, Design-Build Amendment .3 AIA Document A141™–2014, Exhibit B, Insurance and Bonds .4 Other: Exhibit C –not used Exhibit D – Project Site Exhibit E – Design-Builder’s Assumptions and Clarifications Exhibit F – Project Schedule Exhibit G – GMP Itemization Exhibit H – Plans and Specifications Log Exhibit I – General Conditions Cost Category List This Agreement is entered into as of the day and year first written above. ARCHER AVIATION OPERATING CORP., a Delaware corporation EVANS GENERAL CONTRACTORS, LLC, a Georgia limited liability company OWNER (Signature) DESIGN-BUILDER (Signature) Adam Goldstein, CEO Jared W. Heald, SVP Finance and Legal (Printed name and title) (Printed name and title) Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Document A141® – 2014 Exhibit A Design-Build Amendment Init. / User Notes: (1230335847) 1 ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text. This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located. This Amendment is incorporated into the accompanying AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder dated the 3rd day of October in the year 2023 (the "Agreement") (In words, indicate day, month and year.) for the following PROJECT: (Name and location or address) Project Jane 249 Williams Road Covington, Georgia 30014 THE OWNER: (Name, legal status and address) Archer Aviation Operating Corp., a Delaware corporation 190 West Tasman Drive San Jose, California 95134 Attn: Glen Burks THE DESIGN-BUILDER: (Name, legal status and address) Evans General Contractors, LLC, a Georgia limited liability company 3050 Northwinds Parkway, Suite 200 Alpharetta, Georgia 30009 Attn: Jeff Tutman The Owner and Design-Builder hereby amend the Agreement as follows. TABLE OF ARTICLES A.1 CONTRACT SUM A.2 CONTRACT TIME A.3 INFORMATION UPON WHICH AMENDMENT IS BASED A.4 DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS A.5 COST OF THE WORK ARTICLE A.1 CONTRACT SUM § A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Contract after the execution of this Amendment. The Contract Sum shall be one of the following: (Check the appropriate box.) [ ] Stipulated Sum, in accordance with Section A.1.2 below Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 2 [ ] Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below [ X ] Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below (Based on the selection above, complete Section A.1.2, A.1.3 or A.1.4 below.) (Paragraphs deleted) § A.1.2 Intentionally Deleted § A.1.3 Intentionally Deleted (Paragraphs deleted) (Table deleted) § A.1.4 Cost of the Work Plus Design-Builder’s Fee With a Guaranteed Maximum Price § A.1.4.1 The Cost of the Work is as defined in Article A.5, Cost of the Work. § A.1.4.2 The Design-Builder’s Fee, except as may be limited by the Guaranteed Maximum Price: (State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee and the method for adjustment to the Fee for changes in the Work.) Design-Builder’s Fee shall be [***]. § A.1.4.3 Guaranteed Maximum Price § A.1.4.3.1 The sum of the Cost of the Work and the Design-Builder’s Fee is guaranteed by the Design-Builder not to exceed [***] (the "Guaranteed Maximum Price" or "GMP"), subject to additions and deductions for changes in the Work as provided in the Design-Build Documents. Costs that would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Design-Builder without reimbursement by the Owner. (Insert specific provisions if the Design-Builder is to participate in any savings.) Construction Contingency The Guaranteed Maximum Price includes a "Construction Contingency" in an amount of [***]. The use of the Construction Contingency shall be mutually agreed upon between Owner and Design-Builder, Owner’s agreement not to be unreasonably withheld. Design-Builder shall as part of the monthly progress report provide the Owner with a statement on the use of the Construction Contingency setting out charges made, if any, against the Construction Contingency and further noting the balance remaining in the Construction Contingency. No sums may be charged to the Construction Contingency except upon the mutual agreement of Owner and Design-Builder (Owner’s agreement not to be unreasonably withheld or delayed), and then only to the extent that the same have been paid or are to be paid by Design-Builder for an item/category of cost included in the Cost of the Work. Construction Contingency shall not be utilized for changes in the scope of the Work by Owner necessitating a Change Order. Any Construction Contingency remaining at the time of final payment shall be included in the calculation of Savings (as defined below). Savings Should the Cost of the Work plus Design-Builder’s Fee be less than the final Guaranteed Maximum Price, [***] of the Savings ("Savings" defined as the final Guaranteed Maximum Price minus the actual Cost of the Work plus Design- Builder’s Fee) shall be paid to Design-Builder as additional fee after the final payment and final audit, Owner retaining the other [***] of the Savings. § A.1.4.3.2 Itemized Statement of the Guaranteed Maximum Price Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, allowances, contingencies, alternates, the Design-Builder’s Fee, and other items that comprise the Guaranteed Maximum Price. (Provide information below or reference an attachment.) See Exhibit G to the Agreement Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 3 § A.1.4.3.3 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner: (State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in the Cost of the Work and Guaranteed Maximum Price for each and the deadline by which the alternate must be accepted.) N/A § A.1.4.3.4 Unit Prices, if any: (Identify item, state the unit price, and state any applicable quantity limitations.) Item Units and Limitations Price per Unit ($0.00) N/A § A.1.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based: see Design-Builder’s Assumptions and Clarifications attached to the Agreement as Exhibit E. § A.1.4.3.6 In the event of a change in the Work that affects a Subcontractor’s Cost of Work, the aggregate fee/mark-up at the subcontractor-level (inclusive of all subcontractors) for said Work shall not exceed [***] of the cost of the change in the Work. § A.1.4.3.7 In the event of a change in the Work, that increases the scope of the Work, the aggregate fee/mark-up for Design-Builder shall be [***] of the cost of the change in the Work, and this percentage includes Design-Builder’s insurance costs, corporate overhead, and fee. In the event of a change in the Work, that decreases the scope of the Work, the Design Builder’s Fee shall be reduced accordingly using such percentage. § A.1.5 Payments § A.1.5.1 Progress Payments § A.1.5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents. § A.1.5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows: § A.1.5.1.3 Provided that an Application for Payment is received not later than the twenty-fifth day of the month, the Owner shall make payment of the certified amount approved by the Owner to the Design-Builder not later than the twenty-fourth day of the following month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner as part of the next month’s Application for Payment. (Federal, state or local laws may require payment within a certain period of time.) § A.1.5.1.4 With each Application for Payment the Design-Builder shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Design-Builder on account of the Cost of the Work equal or exceed (1) progress payments already received by the Design-Builder, less (2) that portion of those payments attributable to the Design-Builder’s Fee; plus (3) payrolls for the period covered by the present Application for Payment. § A.1.5.1.5 With each Application for Payment the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. The Design-Builder’s Fee shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 4 § A.1.5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner. § A.1.5.1.7 Except with the Owner’s prior written approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site. (Paragraphs deleted) § A.1.5.2 Intentionally Deleted § A.1.5.3 Intentionally Deleted § A.1.5.4 Progress Payments—Cost of the Work Plus a Fee with a Guaranteed Maximum Price § A.1.5.4.1 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Design-Builder on account of that portion of the Work for which the Design-Builder has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. § A.1.5.4.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows: .1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by the Costs to be Reimbursed under Section A.5.1 hereof, less retainage of [***]. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Section 6.3.9 of the Agreement. .2 Intentionally deleted. .3 Add the Design-Builder’s Fee, less retainage of [***]. The Design-Builder’s Fee shall be computed upon the Cost of the Work at the rate stated in Section A.1.4.2 or, if the Design-Builder’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion; .4 Subtract retainage of [***] from that portion of the Work that the Design-Builder self-performs; .5 Subtract the aggregate of previous payments made by the Owner; .6 Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and .7 Subtract amounts, if any, for which the Owner has withheld or nullified a payment as provided in Section 9.5 of the Agreement. Notwithstanding the foregoing, Owner shall not withhold retainage on that portion of the progress payment representing payment for: (i) completed design services; (ii) Design-Builder’s general conditions costs, and (iii) Design-Builder’s direct material and equipment purchases of structural steel and steel joists and decking up to the amount of [***] (retainage withheld on any higher amount). Once the Design-Builder’s Work is at least fifty percent (50%) complete, Owner will review on a case-by-case basis Design-Builder’s requests to release retainage for certain subcontractors. The progress payment amount determined in accordance with this § A.1.5.4.2 shall be further modified under the following circumstances: .1 Add, with the first Application for Payment following Substantial Completion of the Work, and so long as Design-Builder is not in default under the Design-Build Documents, a sum equal to the then-remaining retainage withheld by the Owner, less an amount equal to [***] of the estimated cost of any Work not yet performed, incomplete or not in accordance with the requirements of the Design-Build Documents (subject Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 5 to Owner’s rights in the Design-Build Documents to withhold funds in the event a mechanic’s lien is filed or notice thereof provided, to the extent Design-Builder is required to remove or bond the same under the Design-Build Documents). § A.1.5.4.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors; and the Design-Builder shall execute agreements in accordance with those terms. § A.1.5.5 Final Payment § A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum (including any unpaid retainage), shall not be made by the Owner to the Design-Builder until the Design-Builder has fully performed the Contract and the requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment. § A.1.5.5.2 If the Contract Sum is based on the Cost of the Work, the Owner’s auditors will review and report in writing on the Design-Builder’s final accounting within 45 days after the Design-Builder delivers the final accounting to the Owner. Based upon the Cost of the Work the Owner’s auditors report to be substantiated by the Design-Builder’s final accounting, and provided the other conditions of Section 9.10 of the Agreement have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either issue a final Certificate for Payment, or notify the Design-Builder in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of the Agreement. If any inspection or audit by the Owner reveals an overcharge, the Construction Manager shall pay the Owner upon demand an amount equal to such overcharge, as reimbursement for said overcharge, and shall also, in the event the amount of such overcharge (in any single instance or in the aggregate with all other overcharges for the Project) is [***] of the Cost of the Work or greater, reimburse the Owner for the reasonable audit and other administrative expenses incurred by the Owner in determining the overcharge(s). Any adjustments and/or payments which must be made as a result of any such audit, inspection or examination of Design-Builder’s invoices and/or records shall be made within the time set forth above; however, neither the audit at final payment nor any adjustment or payment made pursuant thereto shall limit Owner’s right to subsequently conduct additional audits and to recover amounts, if any, discovered to be owing to Owner. ARTICLE A.2 CONTRACT TIME § A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work. § A.2.2 The Design-Builder shall achieve Substantial Completion of the Work not later than as follows: (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. If appropriate, insert requirements for earlier Substantial Completion of certain portions of the Work.) [***] (Table deleted) , subject to adjustments of the Contract Time as provided in the Design-Build Documents. (Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.) § A.2.3 Recovery Plan If the Design-Builder shall fail in any respect to prosecute the Work with promptness and diligence, or if the progress of the Work is such that in Owner’s reasonable opinion its completion within the time specified in Section A.2.2 above (subject to adjustment in accordance with the Design-Build Documents) is improbable, Design-Builder shall, if Owner so requests, use such overtime labor, additional crews, additional shifts and/or resequencing as and to the extent available to expedite the completion of the Work in an effort to achieve Substantial Completion of the Work Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

within the time specified in Section A.2.2 above. Design-Builder shall have no claim for any adjustment of the Design-Builder's Fee, Cost of Work, General Conditions or the GMP or for reimbursement because of the extra expenses incurred in accelerating the Work if the cause of the delay is an event or condition which does not entitle Design-Builder to an extension of the Contract Time.

§ A.2.4 Acceleration
In the event of Excused Delays in completing the Work that entitle Design-Builder to an extension of Contract Time, then provided Owner and Design-Builder are able to mutually agree in a Modification on the additional cost, compensation and schedule for acceleration of the Work, the Design-Builder shall use its best efforts to accommodate the Owner's schedule and to accelerate and/or re-sequence the Work, if any only to the extent requested by the Owner at its sole discretion. All such acceleration shall be paid by Owner as an increase to the Contact Sum/Guaranteed Maximum Price.

§ A.2.5 Final Completion
The Design-Builder agrees to and shall achieve full and final completion of the entire Work, including but not limited to punch list, clean up and demobilization ("**Final Completion**"), within a reasonable time after Substantial Completion, but in all events within sixty (60) days thereafter (the "**Final Completion Date**"), subject to adjustments of the Contract Time as provided in the Design-Build Documents.

ARTICLE A.3 INFORMATION UPON WHICH AMENDMENT IS BASED

§ A.3.1 The Contract Sum and Contract Time set forth in this Amendment are based on the following:

§ A.3.1.1 The Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages

§ A.3.1.2 The Specifications:
(Either list the specifications here or refer to an exhibit attached to this Amendment.)

See Exhibit H (as revised) to the Agreement

Section	Title	Date	Pages

§ A.3.1.3 The Drawings:
(Either list the drawings here or refer to an exhibit attached to this Amendment.)

See Exhibit H (as revised) to the Agreement

Number	Title	Date

§ A.3.1.4 The Sustainability Plan, if any:
(If the Owner identified a Sustainable Objective in the Owner's Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner's and Design-Builder's roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement, if applicable.)

Title	Date	Pages
N/A		

Other identifying information:

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Init. / User Notes: (1230335847) 7 § A.3.1.5 Allowances and Contingencies: (Identify any agreed upon allowances and contingencies, including a statement of their basis.) .1 Allowances See Exhibit G to the Agreement .2 Contingencies See Exhibit G to the Agreement § A.3.1.6 Design-Builder’s assumptions and clarifications: Design-Builder’s Assumptions and Clarifications shall take precedence and control over all other Design-Build Documents regarding Design-Builder’s included scope of Work See Exhibit E to the Agreement § A.3.1.7 Deviations from the Owner’s Criteria as adjusted by a Modification: § A.3.1.8 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below: as required by the Design-Build Documents. ARTICLE A.4 DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS § A.4.1 The Design-Builder’s key personnel are identified below: (Identify name, title and contact information.) .1 Superintendent James Pour .2 Project Manager Zane Ardis .3 Assistant Project Manager Sam Hay § A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below: (List name, discipline, address and other information.) See Section 1.1.8 of the Agreement ARTICLE A.5 COST OF THE WORK § A.5.1 Cost To Be Reimbursed as Part of the Contract Costs of the Work as defined herein shall be actual and proper costs paid by the Design-Builder, less all discounts, rebates and salvages which shall be taken by the Design Builder pursuant to Section A.5.3.1 of this Agreement. All payments made by the Owner pursuant to Article A.5, whether those payments are actually made before or after the execution of this Agreement, are included within the Guaranteed Maximum Price. Costs shall be at rates not higher than the standard rates paid at the place of the Project, except with prior written approval of the Owner. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 8 Notwithstanding the breakdown or categorization of any cost to be reimbursed in this Article or elsewhere in the Design-Build Documents, there shall be no duplication of payment in the event any particular item for which payment is requested can be characterized as falling into more than one type of compensable reimbursable categories. The Cost of the Work does not include any costs in excess of the Guaranteed Maximum Price, as adjusted in accordance with the terms of the Design-Build Documents. "Fixed General Conditions/Requirements" includes all costs falling within those categories identified in Exhibit I attached to the Agreement and titled "General Conditions Cost Category List". Owner shall pay Design-Builder a lump sum amount of [***] for the Fixed General Conditions/Requirements, which is to be billed by the Design- Builder in equal monthly installments as follows: [***] per month for [***] months (in alignment with the Contract Time). This Fixed General Conditions/Requirements amount is not subject to any of the audit provisions related to Cost of the Work. This provision governs over any subsequent provision which may include General Conditions costs in the calculation of the Cost of the Work; and Design-Builder shall not be entitled to duplicate reimbursement of any costs listed below which are to be included in Fixed General Conditions/Requirements Costs. All costs referenced in this Article A.5 related to Design-Builder personnel are included in the Fixed General Conditions/ Requirements. Design-Builder is entitled to an equitable increase in the Fixed General Conditions/Requirements amount when there is an extension of the Contract Time, but only to the extent Design-Builder is entitled to additional costs pursuant to Article 8 of the Agreement. § A.5.1.1 Labor Costs § A.5.1.1.1 Wages of construction workers directly employed by the Design-Builder to perform the construction of the Work at the site. § A.5.1.1.2 With the Owner’s prior written approval, wages or salaries of the Design-Builder’s supervisory and administrative personnel when stationed at the site. (If it is intended that the wages or salaries of certain personnel stationed at the Design-Builder’s principal or other offices shall be included in the Cost of the Work, identify below the personnel to be included, whether for all or only part of their time, and the rates at which their time will be charged to the Work.) Person Included Status (full-time/part-time) Rate ($0.00) Rate (unit of time) § A.5.1.1.3 Intentionally Deleted. § A.5.1.1.4 Costs paid or incurred by the Design-Builder for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section A.5.1.1 and provided further that if required by Owner, Contractor’s labor burden shall be subject to the prior written approval by Owner. Items covered by or included within the labor burden shall not be separately or otherwise included in Costs of the Work billed to Owner. Labor burden (including all of A.5.1.1.4) is included in the Fixed General Conditions/Requirements. (Paragraph deleted) § A.5.1.2 Contract Costs. Payments made by the Design-Builder to the Architect, Consultants, Contractors and suppliers in accordance with the requirements of their subcontracts, subject to the specific provisions of this Agreement. Notwithstanding the foregoing, Design-Builder shall charge [***] as a fixed amount for all design costs on the Project. § A.5.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction § A.5.1.3.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction. § A.5.1.3.2 Costs of materials described in the preceding Section A.5.1.3.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work or, at the Owner’s option, shall be sold by the Design-Builder. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 9 § A.5.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items § A.5.1.4.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Design-Builder shall mean fair market value. § A.5.1.4.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Design-Builder-owned item may not exceed the purchase price of any comparable item. Rates of Design-Builder-owned equipment and quantities of equipment shall be subject to the Owner’s prior approval. Rates of Design-Builder-owned equipment shall not exceed the current AED Manual charges, without Owner’s prior approval, and in no event shall the total of such rental charges exceed the depreciated fair market value of the equipment when first utilized on the Project. § A.5.1.4.3 Costs of removal of debris from the site of the Work and its proper and legal disposal. § A.5.1.4.4 Costs of document reproductions, electronic communications, postage and parcel delivery charges, dedicated data and communications services, teleconferences, Project websites, extranets and reasonable petty cash expenses of the site office. § A.5.1.4.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, with the Owner’s prior written approval. § A.5.1.5 Miscellaneous Costs § A.5.1.5.1 Premiums for that portion of insurance and bonds required by the Design-Build Documents that can be directly attributed to the Contract. The foregoing notwithstanding, Design-Builder’s insurance shall be charged at the lump sum amount of [***]. With the Owner’s prior approval self-insurance for either full or partial amounts of the coverage required by the Design-Build Documents. § A.5.1.5.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Design-Builder is liable. § A.5.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Design-Builder is required by the Design-Build Documents to pay. § A.5.1.5.4 Fees of laboratories for tests required by the Design-Build Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 15.5.3 of the Agreement or by other provisions of the Design-Build Documents, and which do not fall within the scope of Section A.5.1.6.3. § A.5.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Design-Build Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Design-Build Documents (unless Design-Builder, the Architect, Consultants or Contractors were responsible for such infringement); and payments made in accordance with legal judgments against the Design-Builder resulting from such suits or claims and payments of settlements made with the Owner’s prior written consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Design-Builder’s Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the second to last sentence of Section 3.1.13.2 of the Agreement or other provisions of the Design-Build Documents, then they shall not be included in the Cost of the Work. § A.5.1.5.6 With the Owner’s prior approval, costs for electronic equipment and software directly related to the Work. § A.5.1.5.7 Deposits lost for causes other than the Design-Builder’s negligence or failure to fulfill a specific responsibility in the Design-Build Documents. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / 10 § A.5.1.5.8 Intentionally Deleted. § A.5.1.5.9 With the Owner’s prior written approval, expenses incurred in accordance with the Design-Builder’s standard written personnel policy for relocation, and temporary living allowances of, the Design-Builder’s personnel required for the Work. § A.5.1.5.10 That portion of the reasonable expenses of the Design-Builder’s supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work, but only in accordance with travel policies agreed upon in advance by the Owner and Design-Builder. § A.5.1.6 Other Costs and Emergencies § A.5.1.6.1 Other direct costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner. § A.5.1.6.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property. § A.5.1.6.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Design-Builder, Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Design-Builder and only to the extent that the cost of repair or correction is not recovered by the Design-Builder from insurance, sureties, Contractors, suppliers, or others. § A.5.1.7 Related Party Transactions § A.5.1.7.1 For purposes of Section A.5.1.7, the term "related party" shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Design-Builder; any entity in which any stockholder in, or management employee of, the Design-Builder owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Design-Builder. The term "related party" includes any member of the immediate family of any person identified above. § A.5.1.7.2 If any of the costs to be reimbursed arise from a transaction between the Design-Builder and a related party, the Design-Builder shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Design-Builder shall procure the Work, equipment, goods or service from the related party, as a Contractor, according to the terms of Section A.5.4. If the Owner fails to authorize the transaction, the Design-Builder shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Section A.5.4. § A.5.2 Costs Not to Be Reimbursed as Part of this Contract The Cost of the Work shall not include the items listed below: .1 Salaries and other compensation of the Design-Builder’s personnel stationed at the Design-Builder’s principal office or offices other than the site office, except as specifically provided in Section A.5.1.1; .2 Bonuses, profit sharing, incentive compensation and any other discretionary payments paid to anyone hired by the Design-Builder or paid to the Architect or any Consultant, Contractor or supplier; .3 Expenses of the Design-Builder’s principal office and offices other than the site office; .4 Overhead and general expenses, except as may be expressly included in Section A.5.1; .5 The Design-Builder’s capital expenses, including interest on the Design-Builder’s capital employed for the Work; .6 Costs due to the negligence or failure of the Design-Builder, Contractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied and making good damage to property not forming part of the Work; .7 Any cost not specifically and expressly described in Section A.5.1; .8 Any cost that has otherwise been reimbursed to Design-Builder or to Architect, a Consultant or Contractor (whether by insurance or otherwise); Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 11 .9 All costs, including attorney’s fees, related to contract negotiations or Design-Builder’s indemnification obligations; .10 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded; and .11 General Conditions Costs in excess of the Fixed General Conditions/Requirements, as adjusted in accordance with the Design-Build Documents. § A.5.3 Discounts, Rebates, and Refunds § A.5.3.1 Cash discounts obtained on payments made by the Design-Builder shall accrue to the Owner if the Design-Builder included them in an Application for Payment and received payment from the Owner. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Design-Builder shall make provisions so that available cash or trade discounts, rebates and refunds can be obtained. § A.5.3.2 Amounts that accrue to the Owner in accordance with Section A.5.3.1 shall be credited to the Owner as a deduction from the Cost of the Work. § A.5.3.3 Intentionally Deleted. § A.5.4 Other Agreements § A.5.4.1 When the Design-Builder has provided a Guaranteed Maximum Price, and a specific bidder (1) is recommended to the Owner by the Design-Builder; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Design-Build Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Design-Builder may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Design-Builder and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner. § A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If an agreement between the Design Builder and a Contractor is awarded on a cost plus a fee basis, the Design-Builder shall provide in the agreement for the Owner to receive the same audit rights with regard to the Cost of the Work performed by the Contractor as the Owner receives with regard to the Design-Builder in Section A.5.5, below. § A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request. § A.5.5 Accounting Records The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be GAAP compliant. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, estimates, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda, bids and other data relating to the Contract. The Design-Builder shall preserve these records for a period of four years after final payment, or for such longer period as may be required by law. Application for Payment and the Guaranteed Maximum Price shall be on an "open book basis", and Owner shall be shown with Application for Payment, and shall have a right to review and audit, all actual costs, imputed costs, mark-ups, fees, payment and other items of every kind and character included, in any way, in the sums being charged to Owner. § A.5.6 Relationship of the Parties The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad

Init. / User Notes: (1230335847) 12 This Amendment to the Agreement entered into as of the day and year first written above. ARCHER AVIATION OPERATING CORP., a Delaware corporation EVANS GENERAL CONTRACTORS, LLC, a Georgia limited liability company OWNER (Signature) DESIGN-BUILDER (Signature) Adam Goldstein, CEO Jared W. Heald, SVP Finance and Legal (Printed name and title) (Printed name and title) Doc ID: fb8c1ab599cf9538924469a6cc7404ee90d4f7ad /s/ Adam Goldstein /s/ Jared Heald

Exhibit B Insurance and Bonds

Exhibit C Not Used

3 Exhibit D Project Site

4 Exhibit E Clarifications

5 Exhibit F

6 Exhibit G GMP Itemization

7 Exhibit H Drawing Log

8 Exhibit I Flight Ops & Production